UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ScanTech AI Systems Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED OCTOBER 14, 2025

SCANTECH AI SYSTEMS INC.

1735 Enterprise Drive

Buford, Georgia 30518

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 21, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of ScanTech AI Systems Inc., a Delaware corporation. The meeting will be held in a virtual-only format via live webcast on November 21, 2025, at 10:00 a.m. Eastern Time through live webcast of the meeting, which you can access by visiting https://www.cstproxy.com/scantechais/2025 for the following purposes:

1.	To elect one Class I director nominee (Roosevelt Council) to hold office for a term of three years and until his successor is duly elected and qualified.

2.	To ratify the selection by our Audit Committee of Berkowitz Pollack Brant Advisors + CPAs (“BPB”) as our independent registered public accounting firm for the year ending December 31, 2025.

3.	To approve one or more amendments of the Company’s Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the Company’s common stock, at a ratio ranging from any whole number between and including 1-for-2 and 1-for-100 and in the aggregate not more than 1-for-250, inclusive, as determined by the Company’s board of directors in its discretion, subject to the authority of the board of directors to abandon such amendments.

4.	To approve an amendment of our Equity Incentive Plan (the “2025 Plan”) to increase the number of shares of common stock available for issuance under the 2025 Plan.

5.	To approve a second and separate amendment to the 2025 Plan for the adoption of an “evergreen” provision to the 2025 Plan providing for an automatic annual increase in the shares of common stock available for issuance under the 2025 Plan.

6.	To approve the issuance of shares of common stock, for purposes of Nasdaq Listing Rule 5635, pursuant to that certain Purchase Agreement dated as of October 8, 2025, establishing an equity line of credit.

7.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this notice.

The record date for the Annual Meeting is October 14, 2025. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Bradley Buswell

Chairman of the Board

Buford, Georgia

__________, 2025

We have elected to utilize the “full set delivery” option and are delivering paper copies to all stockholders entitled thereto of all proxy materials, as well as providing access to those proxy materials on a publicly accessible website. Our proxy materials for the Annual Meeting are being mailed to our stockholders on or about October 24, 2025. The proxy statement and proxy card will also be available to our stockholders at https://investor.scantechais.com on that same date.

Whether or not you expect to attend the meeting electronically, please submit a proxy or voting instructions for your shares promptly using the directions in your proxy materials or on your proxy card by one of the following methods: (1) over the internet at http://www.cstproxyvote.com or (2) by marking, dating, and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have submitted a proxy to vote your shares, you may still vote if you attend the meeting electronically. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

TABLE OF CONTENTS

Section	Page

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION	8

PROPOSAL NO. 1 - ELECTION OF DIRECTORS	9

PROPOSAL NO. 2 - RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	10

PROPOSAL NO. 3 - To approve one or more amendments of the Company’s Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the Company’s common stock, at a ratio ranging from any whole number between and including 1-for-2 and 1-for-100 and in the aggregate not more than 1-for-250, inclusive, as determined by the Company’s board of directors in its discretion, subject to the authority of the board of directors to abandon such amendments.	12

PROPOSAL NO. 4 - To approve an amendment of our Equity Incentive Plan to increase the number of shares of common stock available for issuance under the 2025 Plan.	23

PROPOSAL NO. 5 - To approve a second and separate amendment to the 2025 Plan for the adoption of an “evergreen” provision to the 2025 Plan providing for an automatic annual increase in the shares of common stock available for issuance under the 2025 Plan.	30

PROPOSAL NO. 6 - TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK, FOR PURPOSES OF NASDAQ LISTING RULE 5635, PURSUANT TO THAT CERTAIN PURCHASE AGREEMENT DATED AS OF OCTOBER 8, 2025, ESTABLISHING AN EQUITY LINE OF CREDIT.	32

EXECUTIVE OFFICERS AND DIRECTORS	34

CORPORATE GOVERNANCE AND BOARD MATTERS	39

EXECUTIVE COMPENSATION	45

DIRECTOR COMPENSATION	47

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	48

TRANSACTIONS WITH RELATED PARTIES	50

HOUSEHOLDING OF PROXY MATERIALS	52

FORM 10-K INFORMATION; OTHER SEC FILINGS	52

OTHER MATTERS	52

i

ANNEXES:

Annex A: Certificate of Amendment to Amended and Restated Certificate of Incorporation	A-1

Annex B: 2025 Equity Incentive Plan	B-1

ii

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED OCTOBER 14, 2025

SCANTECH AI SYSTEMS INC.

1735 Enterprise Drive

Buford, Georgia 30518

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 21, 2025

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Who is ScanTech?

Our mission is to develop and deploy security screening systems that protect travelers and other members of the public from criminals, terrorists and other bad actors. We have developed a proprietary fixed-gantry Computed Tomography (“CT”) scanning system that detects explosives, weapons, narcotics and other contraband. CT is an X-ray scanning technology that combines a series of X-ray images taken from different angles around items being scanned and uses computer processing to create cross-sectional images of the item, which are reconstructed into a three dimensional image of the scanned item.

Our initial market focus is domestic and international aviation checkpoints. However, we believe a significant market opportunity also exists for deploying our scanners in (i) other government facilities such as border crossings, seaports, military bases, embassies, federal buildings, prisons and postal facilities and (ii) the private sector at manufacturing plants, entertainment facilities, power plants, petrochemical facilities, convention centers, schools, sports stadiums and other highly-trafficked public buildings or venues.

ScanTech Identification Beam Systems, LLC (“SIBS”) was organized in Delaware in May 2011. In January 2025, we completed a business combination with Mars Acquisition Corp. (“Mars”), pursuant to which Mars ceased to exist as a separate legal entity, the Company became the publicly traded parent company, and SIBS became a subsidiary of the Company.

Unless otherwise indicated or the context requires, all references to “ScanTech,” “we,” “us,” “our” or the “Company” in this proxy statement mean ScanTech AI Systems Inc.

Why did I receive a notice regarding the availability of proxy materials on the Internet?

The board of directors has made these materials available to you over the internet at https://www.cstproxyvote.com and has delivered printed versions of these materials to you by mail, in connection with the board of director’s solicitation of proxies for use at the Annual Meeting. The Annual Meeting is scheduled to be held on November 21, 2025, at 10:00 a.m. Eastern Time, via live webcast. This solicitation by the board of directors is for proxies for use at the Annual Meeting.

How do I attend the Annual Meeting?

The meeting will be held in a virtual-only format via live webcast on November 21, 2025, at 10:00 a.m. Eastern Time at https://www.cstproxy.com/scantechais/2025. Information on how to vote electronically at the Annual Meeting is discussed below. You will also be able to listen and participate in the Annual Meeting as well as vote and submit your questions during a live webcast of the meeting by visiting https://www.cstproxy.com/scantechais/2025. As always, we encourage you to vote your shares prior to the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on October 14, 2025, will be entitled to vote at the Annual Meeting. On the record date, there were 71,219,522 shares of our common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on the record date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote electronically at the meeting by visiting https://www.cstproxy.com/scantechais/2025, vote by proxy, or vote in advance of the meeting by visiting www.cstproxyvote.com. Whether or not you plan to attend the meeting electronically, we urge you to submit a proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the record date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and you will receive proxy materials, together with voting instructions and information regarding the consolidation of your votes, from the third party or parties through which you hold your shares. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent regarding how to vote the shares in your account. You are also invited to electronically attend the Annual Meeting or vote by visiting https://www.cstproxy.com/scantechais/2025. However, since you are not the stockholder of record, you may not vote your shares electronically at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are six matters scheduled for a vote:

●	Proposal No. 1 - To elect one Class I director nominee (Roosevelt Council) to hold office for a term of three years and until his successor is duly elected and qualified.

●	Proposal No. 2 - To ratify the selection by our Audit Committee of BPB as our independent registered public accounting firm for the year ending December 31, 2025.

●	Proposal No. 3 - To approve one or more amendments of the Company’s Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the Company’s common stock, at a ratio ranging from any whole number between and including 1-for-2 and 1-for-100 and in the aggregate not more than 1-for-250, inclusive, as determined by the Company’s board of directors in its discretion, subject to the authority of the board of directors to abandon such amendments.

●	Proposal No. 4 - To approve an amendment of our Equity Incentive Plan (the “2025 Plan”) to increase the number of shares of common stock available for issuance under the 2025 Plan.

●	Proposal No. 5 - To approve a second and separate amendment to the 2025 Plan for the adoption of an “evergreen” provision to the 2025 Plan providing for an automatic annual increase in the shares of common stock available for issuance under the 2025 Plan.

●	Proposal No. 6 - To approve the issuance of shares of common stock (the “ELOC Shares”), for purposes of Nasdaq Listing Rule 5635, pursuant to that certain Purchase Agreement dated as of October 8, 2025 (the “ELOC Purchase Agreement”), establishing an equity line of credit.

What if another matter is properly brought before the meeting?

The board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” the nominees to the board of directors or you may “Withhold” your vote for all nominees or any nominee you specify. For all other proposals you may vote “For” or “Against” or abstain from voting.

The procedures for voting are simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may (i) vote electronically at the Annual Meeting, (ii) vote by proxy at the meeting, (iii) submit a proxy to vote your shares in advance of the meeting through the internet by visiting https://www.cstproxyvote.com, or (iv) submit a proxy to vote your shares in advance of the meeting by using the proxy card was provided to you. Whether or not you plan to attend the meeting electronically, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting virtually and vote electronically even if you have already voted by proxy.

●	To vote electronically at the Annual Meeting, visit https://www.cstproxy.com/scantechais/2025.

●	To submit a proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us, it must be received no later than 11:59 p.m. Eastern Time on November 20, 2025.

●	To submit a proxy through the internet, go to https://www.cstproxyvote.com and follow the instructions at such website. You must have the control number that is included on your proxy card. Your proxy submitted by internet must be received by 11:59 p.m. Eastern Time on November 20, 2025 in order to ensure that it is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instructions from that organization rather than from the Company. Simply follow those voting instructions to ensure that your vote is counted. To vote electronically at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form. You may also vote during the meeting by visiting https://www.cstproxy.com/scantechais/2025.

The ability to submit a proxy via the internet may be provided to allow you to submit a proxy to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you hold as of October 14, 2025.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not submit a proxy by completing and delivering your proxy card or through the internet, and do not vote virtually at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange, or NYSE, deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of NYSE, which apply regardless of whether an issuer is listed on the NYSE or The Nasdaq Stock Market (“Nasdaq”), “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposal Nos. 1, 4, 5, or 6 without your instructions, but may vote your shares on Proposal Nos. 2 and 3 even in the absence of your instruction.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable:

●	“For” the election of one Class I director nominee (Roosevelt Council);

●	“For” the ratification of the selection of BPB as our independent registered public accounting firm for the year ending December 31, 2025.

●	“For” the approval of one or more amendments of the Company’s Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the Company’s common stock, at a ratio ranging from any whole number between and including 1-for-2 and 1-for-100 and in the aggregate not more than 1-for-250, inclusive, as determined by the Company’s board of directors in its discretion, subject to the authority of the board of directors to abandon such amendments.

●	“For” the approval of an amendment of our 2025 Plan to increase the number of shares of common stock available for issuance under the 2025 Plan.

●	“For” the approval of a second and separate amendment to the 2025 Plan for the adoption of an “evergreen” provision to the 2025 Plan providing for an automatic annual increase in the shares of common stock available for issuance under the 2025 Plan.

●	“For” the approval of the issuance of the ELOC Shares, for purposes of Nasdaq Listing Rule 5635, pursuant to the ELOC Purchase Agreement.

If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using your proxyholder’s best judgment.

Who is paying for this proxy solicitation?

The solicitation is being made by the Company, and the Company will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of your Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy through the internet.

●	You may send a timely written notice that you are revoking your proxy to our Secretary at 1735 Enterprise Drive, Buford, Georgia 30518.

●	You may attend the Annual Meeting virtually and vote electronically by visiting https://www.cstproxy.com/scantechais/2025. Simply attending or participating in the Annual Meeting will not, by itself, revoke your proxy.

Your latest proxy card or other proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for the 2026 annual meeting of stockholders?

Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings for inclusion in our proxy statement in accordance with regulations adopted by the SEC under Rule 14a-8 of the Exchange Act. To be considered for inclusion in the proxy statement and form of proxy relating to our 2026 annual meeting of stockholders, such proposals must be received by our Secretary at our executive offices at 1735 Enterprise Drive, Buford, Georgia 30518, no later than __________, 20__. Our Bylaws set an advance notice procedure for proposals a stockholder wishes to present directly at an annual meeting (rather than submitting for inclusion in our proxy statement under Rule 14a-8) and for director nominations.

To be considered for presentation at the 2026 annual meeting of stockholders, proposals that are not submitted for inclusion in our proxy statement under Rule 14a-8 and nominations (whether or not submitted for inclusion in or proxy statement under Rule 14a-19) submitted through our advance notice procedure must be received in a reasonable amount of time before the date on which the Company begins to print and mail its proxy materials for the current year. You are also advised to review our Bylaws, which contain a description of the information required to be submitted with notices of any such proposal or nomination as well as additional requirements about advance notice of stockholder proposals and director nominations.

In addition to satisfying the foregoing requirements under our Bylaws, including advance notice of director nominations, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than ScanTech nominees must, in addition to complying with the requirement of our Bylaws, provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than __________, 20__. Such notice may be mailed to the Corporate Secretary at 1735 Enterprise Drive, Buford, Georgia 30518.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count, (a) for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes, and (b) with respect to the other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Assuming a quorum is present, abstentions and broker non-votes will have no effect, and will not be counted towards the vote total, for Proposal Nos. 1, 4, 5, and 6. Abstentions will have no effect on Proposal Nos. 2 and 3 and, because Proposal Nos. 2 and 3 are “routine,” we do not expect that any broker non-votes will occur with respect to those proposals.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by NYSE to be “non-routine,” the broker or nominee cannot vote the shares. When there is at least one “routine” matter to be considered at a meeting, and a broker exercises its discretionary authority on any such “routine” matter with respect to any uninstructed shares, “broker non-votes” occur with respect to the “non-routine” matters for which the broker lacks discretionary authority to vote such uninstructed shares.

How many votes are needed to approve each proposal?

●	Proposal No. 1 – For the election of the Class I director, the director is elected by a plurality of the votes cast in favor. Since there is only one nominee, if the nominee receives one or more votes “FOR,” then he will be elected as a director. Assuming a quorum is present, abstentions and broker non-votes will have no effect on this proposal.

●	Proposal No. 2 – To ratify the selection of BPB as our independent registered public accounting firm for the year ending December 31, 2025, the proposal must be approved by a majority of the votes cast on such proposal. If you “Abstain” from voting, it will have no effect on this proposal. Because this proposal is “routine,” we do not expect that any broker non-votes will occur with respect to this proposal. Broker non-votes, if any, will have no effect on the outcome of this proposal.

●	Proposal No. 3 – To approve one or more amendments of the Company’s Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the Company’s common stock, at a ratio ranging from any whole number between and including 1-for-2 and 1-for-100 and in the aggregate not more than 1-for-250, inclusive, as determined by the Company’s board of directors in its discretion, subject to the authority of the board of directors to abandon such amendments. Because this proposal is “routine,” we do not expect that any broker non-votes will occur with respect to this proposal. Broker non-votes, if any, will have no effect on the outcome of this proposal.

●	Proposal No. 4 – To approve an amendment of the 2025 Plan to increase the number of shares of common stock available for issuance under the 2025 Plan, the proposal must be approved by a majority of the votes cast on such proposal. Assuming a quorum is present, abstentions and broker non-votes will have no effect on this proposal.

●	Proposal No. 5 – To approve a second and separate amendment to the 2025 Plan for the adoption of an “evergreen” provision to the 2025 Plan, the proposal must be approved by a majority of the votes cast on such proposal. Assuming a quorum is present, abstentions and broker non-votes will have no effect on this proposal.

●	Proposal No. 6 – To approve the issuance of the ELOC Shares, for purposes of Nasdaq Listing Rule 5635, pursuant to the ELOC Purchase Agreement, establishing an equity line of credit, the proposal must be approved by a majority of the votes cast on such proposal. Assuming a quorum is present, abstentions and broker non-votes will have no effect on this proposal.

What is the quorum requirement?

A quorum of stockholders is generally required to hold a valid meeting of stockholders. A quorum is present if stockholders holding at least one-third in voting power of the outstanding shares entitled to vote at a meeting are present at the meeting in person or represented by proxy.

Any shares that you hold of record will be counted towards the establishment of a quorum only if you submit a valid proxy or if you or your proxy attend the meeting virtually. If you are a beneficial holder of shares held through a broker, bank, or other nominee, your shares will be counted towards the establishment of a quorum if you provide voting instructions with respect to such shares, if you obtain a proxy to vote such shares and attend the meeting virtually, or if you fail to provide voting instructions with respect to such shares and your broker, bank, or other nominee exercises its discretionary authority and votes your shares on Proposal Nos. 2 or 3 at the meeting.

Shares for which abstentions or broker non-votes occur on any proposal will be counted towards the establishment of a quorum.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional current report on Form 8-K to publish the final results.

If I can’t attend the meeting, how do I vote or listen to it later?

You do not need to attend the virtual meeting to vote if you submitted your vote via proxy in advance of the meeting.

What happens if a change to the Annual Meeting is necessary due to exigent circumstances?

We intend to hold the Annual Meeting in a virtual-format only via live webcast. Please monitor the Investor Relations section of our website at https://investor.scantechais.com for updated information. If you are planning to attend our Annual Meeting virtually, please check the website one week prior to the Annual Meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the “safe harbor” created by those sections, concerning our business, operations, and financial performance and condition as well as our plans, objectives, and expectations for business operations and financial performance and condition. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. You can identify these statements by words such as “anticipate,” “assume,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will,” “would,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business and the industry in which we operate and management’s beliefs and assumptions and are not guarantees of future performance or development and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. As a result, any or all of our forward-looking statements in this proxy statement may turn out to be inaccurate. Factors that could materially affect our business operations and financial performance and condition include, but are not limited to, those risks and uncertainties described under “Item 1A - Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 and any risk factors disclosed in subsequent Quarterly Reports on Form 10-Q. You are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are based on information available to us as of the filing date of this proxy statement. Unless required by law, we do not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise. You should, however, review the factors and risks we describe in the reports we will file from time to time with the SEC after the date of this proxy statement.

This proxy statement also contains market data related to our business and industry. These market data include projections that are based on a number of assumptions. If these assumptions turn out to be incorrect, actual results may differ from the projections based on these assumptions. As a result, our markets may not grow at the rates projected by these data, or at all. The failure of these markets to grow at these projected rates may harm our business, results of operations, financial condition, and the market price of our common stock.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

What am I voting on?	Electing one Class I director nominee (Roosevelt Council) to hold office for a term of three years and until his successor is duly elected and qualified.
Vote recommendation:	FOR the election of each of the Class I director nominee.
Vote required:	Directors are elected by a plurality of the votes cast in favor. Accordingly, since there is only one nominee, if the nominee receives one or more votes “FOR,” then he will be elected as a director.
Effect of abstentions:	None
Effect of broker non-votes:	None.

Our Amended and Restated Certificate of Incorporation (as amended from time to time, the “Certificate of Incorporation”) provides that our directors are divided into three classes, Class I directors, Class II directors, and Class III directors, each serving staggered three-year terms.

Our board of directors is comprised of five members all of whom were previously elected by our stockholders. The board of directors has determined that Michael McGarrity, Keisha Lance Bottoms, Bradley Buswell, and James Jenkins are each independent directors, as defined by The Nasdaq Stock Market Rules. If elected at the Annual Meeting, the nominee would serve until the 2028 annual meeting of stockholders and until a successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation, or removal. Our policy is to encourage directors and nominees for director to attend annual meetings of our stockholders.

In October 2025, our board of directors accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Roosevelt Council for election at the annual meeting for a term of three years, and until his respective successor has been elected and qualified. Keisha Lance Bottoms and James Jenkins, whose terms expires at the Annual Meeting will not stand for re-election at the Annual Meeting but will continue to serve as directors until the expiration of their terms at the Annual Meeting.

Mr. Council’s nomination resulted from a comprehensive evaluation of his abilities, skills, and experience. There are no arrangements between the director nominee and any other person pursuant to which such director nominee was selected as a director nominee.

Biographical information and the attributes, skills, and experience of each nominee that led our Nominating and Corporate Governance Committee and board of directors to determine that such nominee should serve as a director are discussed in the “Executive Officers and Directors” section of this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF THE NAMED NOMINEE.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?	Ratification of the selection of Berkowitz Pollack Brant Advisors + CPAs (“BPB”) as our independent registered public accounting firm for the year ending December 31, 2025.
Vote recommendation:	“FOR” the ratification of BPB.
Vote required:	A majority of the votes cast on the proposal.
Effect of abstentions:	None.
Effect of broker non-votes:	Because this is a routine proposal, we do not expect that there will be any broker non-votes. Broker non-votes, if any, will have no effect on the outcome of this proposal.

Pre-Approval Policies and Procedures

Our Audit Committee was formed upon the consummation of the Business Combination. As a result, the Audit Committee did not pre-approve all of the below services, although any services rendered prior to the formation of our Audit Committee were approved by the board of directors of SIBS. Since the formation of our Audit Committee in January 2025, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Change in Certifying Accountant

On September 18, 2025, UHY LLP (“UHY”) notified the Audit Committee of the Board of Directors of the Company that it had resigned as the Company’s independent registered public accounting firm, effective immediately.

UHY advised the Company in writing (the “UHY Notice”) that its resignation related to the Company’s filing of its Quarterly Report on Form 10-Q for the period ended June 30, 2025 (the “Form 10-Q”). The UHY Notice stated that UHY had not completed its review, nor provided notice that UHY had completed its review, of the June 30, 2025 financial statements prior to its filing by the Company on Form 10-Q on September 17, 2025.

The reports of UHY on the Company’s consolidated financial statements for the fiscal years ended December 31, 2023 and 2024 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for the inclusion of an explanatory paragraph regarding the substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through September 18, 2025, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of UHY, would have caused UHY to make reference to the subject matter of the disagreements in connection with the reports on the Company’s financial statements for such years. In addition, during the Company’s two most recent fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through September 18, 2025, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except that the Company concluded on material weaknesses in the Company’s internal control over financial reporting as of December 31, 2024 and 2023 that business process controls across the entity’s financial reporting processes were not effectively designed and implemented to properly address the risk of material misstatement, including controls without proper segregation of duties between preparer and reviewer.

On October 6, 2025, the Company appointed BPB to serve as the Company’s new independent registered public accounting firm. BPB’s appointment was approved by the Audit Committee of the Board of Directors, and is for the Company’s fiscal year ending December 31, 2025 and certain interim periods.

During the Company’s fiscal years ended December 31, 2024 and 2023 and the subsequent interim periods through October 6, 2025, the date that BPB was appointed as the Company’s new independent registered public accounting firm, neither the Company nor anyone acting on its behalf consulted with BPB regarding either of the following: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that BPB concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Principal Accountant Fees and Services

During 2024 and 2023, fees for services provided by UHY were as follows:

	UHY for the Year Ended December 31, 2024	UHY for the Year Ended December 31, 2023
Audit Fees	$513,750	$613,576
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$513,750	$613,576

Audit Fees consist of professional services rendered in connection with the audit of our financial statements, review of our interim financial statements, consents, and review of documents such as registration statements filed with the SEC.

Audit-Related Fees include fees related to assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including attestation services that are not required by statute or regulation.

Tax Fees. include fees billed for tax compliance, tax advice and tax planning services.

There were no other fees billed by UHY for services rendered to us, other than the services described above, in 2024 and 2023.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 2.

PROPOSAL NO. 3

To approve one or more amendments of the Company’s Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the Company’s common stock, at a ratio ranging from any whole number between and including 1-for-2 and 1-for-100 and in the aggregate not more than 1-for-250, inclusive, as determined by the Company’s board of directors in its discretion, subject to the authority of the board of directors to abandon such amendments.

What am I voting on?	To approve one or more amendments of the Company’s Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the Company’s common stock, at a ratio ranging from any whole number between and including 1-for-2 and 1-for-100 and in the aggregate not more than 1-for-250, inclusive, as determined by the Company’s board of directors in its discretion, subject to the authority of the board of directors to abandon such amendments.
Vote recommendation:	“FOR” the approval of one or more amendments of the Company’s Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the Company’s common stock, at a ratio ranging from any whole number between and including 1-for-2 and 1-for-100 and in the aggregate not more than 1-for-250, inclusive, as determined by the Company’s board of directors in its discretion, subject to the authority of the board of directors to abandon such amendments.
Vote required:	A majority of the votes cast on the proposal.
Effect of abstentions:	None.
Effect of broker non-votes:	Because this is a routine proposal, we do not expect that there will be any broker non-votes. Broker non-votes, if any, will have no effect on the outcome of this proposal.

Overview

The board of directors has adopted and is recommending that our stockholders approve one or more amendments of our Amended and Restated Certificate of Incorporation (such amendments, the “RSS Amendments”) to effect one or more reverse stock splits of the common stock at a ratio of not less than 1-for-2 and not more than 1-for-100 and in the aggregate at a ratio of not more than 1-for-250, inclusive, with the exact ratio for each reverse stock split within such range to be determined by the Company’s board of directors in its discretion (any such reverse stock split, the “Reverse Stock Split” and any such ratio, the “Reverse Stock Split Ratio”). In connection with any Reverse Stock Split, the number of authorized shares of common stock will not be changed. Pursuant to the law of the State of Delaware, our state of incorporation, the board of directors must adopt a RSS Amendment and submit the RSS Amendment to stockholders for their approval. The proposed RSS Amendment, one or more of which would be set forth in a certificate of amendment filed with the Secretary of State of the State of Delaware (the “Secretary of State”), will be in the form of Annex A to this proxy statement. Upon the effectiveness of any of such Amendments (the “Reverse Stock Split Effective Time”), the issued and outstanding shares of common stock immediately prior to a Reverse Stock Split Effective Time will be reclassified into a smaller number of shares such that a stockholder will own one new share of common stock for each 2 to 100 (or any number in between) and in the aggregate not more than 250, inclusive, shares of issued common stock held by such stockholder immediately prior to a Reverse Stock Split Effective Time, as specified.

By approving this item, stockholders will approve one or more RSS Amendments and authorize the board of directors to file such RSS Amendments and to abandon such RSS Amendments, as determined by the board of directors in its sole discretion, other than any such RSS Amendment with which the board of directors determines to proceed by filing with the Secretary of State a certificate of amendment in the form of Annex A setting forth such RSS Amendment. Upon receiving stockholder approval, the board of directors will have the authority, but not the obligation, in its sole discretion, to elect, without further action on the part of the stockholders, whether to effect any Reverse Stock Split and, if so, to determine the applicable Reverse Stock Split Ratio from among the approved range described above and to effect one or more Reverse Stock Splits by filing a certificate of amendment setting forth such RSS Amendment with the Secretary of State. The board of directors reserves the right to elect not to effect any Reverse Stock Split at any time prior to the effectiveness of the filing of any certificate of amendment setting forth any such RSS Amendment with the Secretary of State, if it determines, in its sole discretion, and without further action on the part of the stockholders, that the proposal is no longer in the best interests of the Company and its stockholders.

The board of directors’ decision as to whether and when to effect any Reverse Stock Split will be based on a number of factors, including market conditions, the historical, existing, and expected trading price of the common stock, the anticipated impact of such Reverse Stock Split on the trading price and number of holders of the common stock, and the continued listing requirements of the Nasdaq market on which the Company’s common stock trades at such time of a Reverse Stock Split.

Purpose

Our board of directors approved the proposal approving any Reverse Stock Split as provided in Proposal No. 3 because it believes that:

●	seeking stockholder approval and adoption of any reverse stock split charter amendment to effect the one or more Reverse Stock Splits at the discretion of the board of directors is advisable and in the best interests of the Company and its stockholders;

●	effecting one or more Reverse Stock Splits may be an effective means of avoiding a delisting of the Company’s common stock from Nasdaq in the future;

●	an investment in the Company’s common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients and investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks;

●	analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks and that most investment funds are reluctant to invest in lower priced stocks; and

●	a higher stock price resulting from any Reverse Stock Split may help generate investor interest in the Company and help the Company attract and retain employees.

If a Reverse Stock Split successfully increases the per share price of our common stock, the board of directors believes this increase may increase trading volume in our common stock and facilitate future financings by the Company. Any reverse stock split that the Company seeks out pursuant to this Proposal No. 3 will only be effected for the purposes as stated herein.

Nasdaq Requirements for Continued Listing

Our common stock is currently listed on The Nasdaq Global Market under the symbol “STAI.” The Company is seeking stockholder approval for approval of one or more Reverse Stock Splits within a specified range of reverse splits in the event such reverse splits are needed to maintain its listing on the Nasdaq market and cure certain deficiencies with Nasdaq as described below.

On July 10, 2025, the Company received a written notice (the “Bid Price Notice”) from Nasdaq indicating that the Company is not in compliance with the $1.00 minimum bid price requirement set forth in Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Requirement”) for continued listing on The Nasdaq Global Market. The Nasdaq Listing Rules require listed securities to maintain a minimum bid price of $1.00 per share, and, based upon the closing bid price of the Company’s common stock for the 30 consecutive business days for the period of May 23, 2025 to July 8, 2025, the Company no longer meets this requirement. The Bid Price Notice had no immediate effect on the listing of the Company’s common stock on The Nasdaq Global Market. The Bid Price Notice indicated that the Company will be provided 180 calendar days (or until January 6, 2026) to regain compliance. If at any time during this 180 calendar day period the closing bid price of the Company’s common stock is at least $1.00 per share for a minimum of ten consecutive business days, Nasdaq stated that it will provide the Company with a written confirmation of compliance and the matter will be closed.

Alternatively, if the Company fails to regain compliance with the Bid Price Requirement prior to the expiration of the initial 180 calendar day period, the Company may be eligible for an additional time, provided that the Company (i) submits an application to transfer its listing to The Nasdaq Capital Market and pays the associated fee, (ii) meets the continued listing requirement for market value of publicly held shares and all other initial listing standards (except for the Bid Price Requirement), and (iii) provides written notice to Nasdaq of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary. In the event the Company does not regain compliance with the Bid Price Requirement prior to the expiration of the initial 180 calendar day period, and if the Staff concludes that the Company will not be able to cure the deficiency, or should the Company determine not to submit a transfer application or make the required representation, the Staff stated that it will provide the Company with notice that its securities will be subject to delisting. At that time, the Company may appeal the delisting determination to a Hearings Panel.

The Company notes that it is currently not in compliance with (i) Nasdaq’s market value of publicly held shares requirement under Nasdaq Listing Rule 5450(b)(2)(C), as disclosed in the Company’s Current Report on Form 8-K filed on August 1, 2025, or (ii) Nasdaq’s minimum market value of listed securities requirement under Nasdaq Listing Rule 5450(b)(2)(A), as disclosed in the Company’s Current Report on Form 8-K filed on May 29, 2025. Accordingly, the Company may not be eligible for additional time following the expiration of the initial 180 calendar day period for the Bid Price Requirement on January 6, 2026.

The Company will continue to monitor the closing bid price of its common stock and if it believes that any Reverse Stock Split is its best option to regain compliance with the Bid Price Requirement, then it will undertake such Reverse Stock Split at a ratio to be determined by the board of directors in accordance with Proposal No. 3. A decrease in the number of issued and outstanding shares of our common stock resulting from a Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our common stock continues to remain above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the Minimum Bid Price Requirement of The Nasdaq Global Market following any Reverse Stock Split, nor that we will become complaint or remain compliant with the Bid Price Requirement or any other Nasdaq requirement following any Reverse Stock Split. Further, the listing of our shares on The Nasdaq Global Market may be halted or discontinued if we are unable to maintain compliance with any other Nasdaq continued listing requirement for any reason.

Potential Increased Investor Interest

On October 14, 2025, the closing price of a share of our common stock on Nasdaq was $          per share. An investment in our common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, our management believes that most investment funds are reluctant to invest in lower priced stocks.

There are risks associated with any Reverse Stock Split, including that any Reverse Stock Split may not result in an increase in the per share price of our common stock.

We cannot predict whether any Reverse Stock Split will increase the market price for our common stock in the future. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

●	the market price per share of our common stock after a Reverse Stock Split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split;

●	a Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

●	a Reverse Stock Split will result in a per share price that will increase the ability of the Company to attract and retain employees; or

●	the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq for continued listing, or that we will otherwise meet the requirements of Nasdaq for inclusion for trading on The Nasdaq Global Market following any Reverse Stock Split.

Board of Directors Discretion to Implement One or More Reverse Stock Splits

The board of directors believes that stockholder approval of one or more RSS Amendments to effect a Reverse Stock Split in a range of ratios (as opposed to a single Reverse Stock Split Ratio) and to authorize one or more RSS Amendments is in the best interests of the Company and stockholders because it is not possible to predict market conditions at the time that any Reverse Stock Split would be effected. We believe that a range of Reverse Stock Split Ratios provides us with the most flexibility to achieve the desired results of any Reverse Stock Split through one or more RSS Amendments. The Reverse Stock Split Ratio to be determined by the board of directors, in its sole discretion, will be a whole number in a range of, between and including, 1-for-2 to 1-for-100 and in the aggregate not more than 1-for-250, inclusive. The board of directors reserves the right to elect not to effect any Reverse Stock Split at any time prior to the effectiveness of the filing of a certificate of amendment setting forth any RSS Amendment with the Secretary of State, if it determines, in its sole discretion, and without further action on the part of the stockholders, that a Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

In determining any applicable Reverse Stock Split Ratio and whether and when to effect any Reverse Stock Split pursuant to one or more RSS Amendments following the receipt of stockholder approval, the board of directors may consider a number of factors, including, without limitation:

●	our ability to maintain the listing of the common stock on Nasdaq;

●	the historical trading price and trading volume of the common stock;

●	the number of shares of common stock outstanding immediately before and after the Reverse Stock Split;

●	the dilutive impact of any potential exercise of the Company’s outstanding warrants (if any) or conversion of the Company’s outstanding convertible notes and the related impact on the trading price of the common stock;

●	the then-prevailing trading price and trading volume of the common stock and the anticipated impact of a Reverse Stock Split on the trading price and trading volume of the common stock in the short- and long-term;

●	the anticipated impact of a particular Reverse Stock Split Ratio on the Company’s ability to reduce administrative and transactional costs;

●	the anticipated impact of a particular Reverse Stock Split Ratio on the number of holders of the common stock; and

●	prevailing general market, legal, and economic conditions.

We believe that granting the board of directors the authority to elect to implement one or more Reverse Stock Splits through one or more RSS Amendments at various Reverse Stock Split Ratios (subject to the aggregate 1-for-250 limitation) is essential because it allows us to take these factors into consideration and to react to changing market, legal, and economic conditions. If the board of directors chooses to implement one or more Reverse Stock Splits, we will make a public announcement regarding the determination of each such Reverse Stock Split and the applicable Reverse Stock Split Ratio.

Certain Risks Associated with One or More Reverse Stock Splits

There are risks associated with effecting one or more Reverse Stock Splits, including that any such Reverse Stock Splits may not result in an increase in the per share price of common stock.

The Company cannot predict whether one or more Reverse Stock Splits will increase the market price for our common stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

●	the market price per share of the common stock after one or more Reverse Stock Splits will rise in proportion to the reduction in the number of shares of the common stock outstanding before such Reverse Stock Splits;

●	one or more Reverse Stock Splits will result in a per share price that will attract brokers and investors who do not trade in lower-priced stocks;

●	one or more Reverse Stock Splits will result in a per share price that will increase the ability of the Company to attract and retain employees; or

●	the market price per share will achieve and maintain the stock price required to not be considered unsuitable for continued trading on Nasdaq.

The market price of the common stock will also be based on the performance of the Company, and other factors, some of which are unrelated to the number of shares outstanding. If one or more Reverse Stock Splits are effected and the market price of the common stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of one or more Reverse Stock Splits. Furthermore, the liquidity of the common stock could be adversely affected by the reduced number of shares that would be outstanding after one or more Reverse Stock Splits.

Effects of One or More Reverse Stock Splits

The form of certificate of amendment setting forth an Amendment to effect a Reverse Stock Split is set forth in Annex A to this proxy statement.

Effects on Stockholders

Any Reverse Stock Split will be realized simultaneously for all shares of common stock issued and outstanding immediately prior to the applicable Reverse Stock Split Effective Time. Any Reverse Stock Split will affect all holders of shares of common stock issued and outstanding immediately prior to the Reverse Stock Split Effective Time uniformly and each such stockholder will hold the same percentage of common stock outstanding immediately following any Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. Any Reverse Stock Split will not change the par value of the common stock and will not reduce the number of authorized shares of common stock. The Reverse Stock Split will not change the terms of our common stock. Common stock issued pursuant to any Reverse Stock Split will remain fully paid and non-assessable. Voting rights and other rights of the holders of common stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described below. Any Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act. After any Reverse Stock Split, the common stock would have a new Committee on Uniform Securities Identification Procedures number, or CUSIP number, used to identify the common stock.

One of the effects of one or more Reverse Stock Splits will be to effectively increase the proportion of authorized shares of common stock which are unissued relative to shares of common stock which are issued. Any Reverse Stock Split will not affect the number of authorized shares of the Company’s capital stock that will continue to be authorized pursuant to the Company’s Certificate of Incorporation, as amended by the RSS Amendments. Up to 500,000,000 shares of common stock are authorized to be issued under the Company’s Certificate of Incorporation.

The table below shows, as of the record date for the Annual Meeting, the number of shares outstanding and percentage of the authorized common stock prior to a Reverse Stock Split and the number of outstanding shares of common stock that would result from a Reverse Stock Split at (a) a 1-for-2 Reverse Stock Split Ratio, (b) a 1-for-5 Reverse Stock Split Ratio, (c) a 1-for-10 Reverse Stock Split Ratio, (d) a 1-for-20 Reverse Stock Split Ratio, (e) a 1-for-50 Reverse Stock Split Ratio, and (f) a 1-for-100 Reverse Stock Split Ratio, in each case without giving effect to the treatment of fractional shares:

Reverse Split Ratio	Approximate Number of Shares Issued and Outstanding	Percentage of Authorized Common Stock
Current shares	71,219,522	14.6%
1-for-2	35,609,761	7.1%
1-for-5	14,243,904	2.8%
1-for-10	7,121,952	1.4%
1-for-20	3,560,976	0.7%
1-for-50	1,424,390	0.3%
1-for-100	712,952	0.1%

No Effect on Preferred Stock Authorization

The Company’s Certificate of Incorporation currently authorizes the issuance of 10,000,000 shares of preferred stock, par value $0.0001 per share (“preferred stock”), none of which are currently issued or outstanding. The proposed RSS Amendments would not increase or decrease the authorized number of shares of preferred stock.

No Effect on Par Value

The proposed RSS Amendments would not affect the par value of the common stock, which will remain at $0.0001.

Accounting Matters

As a result of any Reverse Stock Split, upon the applicable Reverse Stock Split Effective Time, the stated capital on our balance sheet attributable to the common stock, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of common stock issued and outstanding, will be reduced in proportion to the size of the applicable Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.

Procedure For Effecting One or More Reverse Stock Splits

If the stockholders approve the RSS Amendments, and if the board of directors determines to effect a Reverse Stock Split, such Reverse Stock Split will become effective at the Reverse Stock Split Effective Time, which will be upon the date and time as indicated in any such filing of the certificate of amendment setting forth the applicable RSS Amendment related to such Reverse Stock Split with the Secretary of State. At the applicable Reverse Stock Split Effective Time, shares of common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of the stockholders, into a smaller number of shares of common stock, as applicable, in accordance with the particular Reverse Stock Split Ratio contained in the applicable RSS Amendment.

As soon as practicable after the applicable Reverse Stock Split Effective Time, stockholders of record will be notified that a Reverse Stock Split has been effected. Stockholders of record will not need to take any action to receive post-Reverse Stock Split shares of common stock. As soon as practicable after the Reverse Stock Split Effective Time, a transmittal letter along with a statement of ownership will be sent to the registered addresses of stockholders of record indicating the number of post-Reverse Stock Split shares of common stock stockholders of record hold.

Upon the implementation of any Reverse Stock Split, we intend to treat shares of common stock held by stockholders in “street name” (i.e., through a bank, broker, custodian, or other nominee), in the same manner as registered “book-entry” holders of common stock. Banks, brokers, custodians or other nominees will be instructed to effect such Reverse Stock Split for their beneficial holders holding common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing a Reverse Stock Split and for the treatment of fractional shares. If a stockholder holds shares of common stock with a bank, broker, custodian, or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian, or other nominee.

Fractional Shares

No fractional shares will be issued as a result of any Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be reclassified, will be entitled to an amount in cash (without interest or deduction) equal to the fraction of one share to which such stockholder would otherwise be entitled multiplied by the closing price of the common stock on Nasdaq on the last trading day immediately preceding the Split Effective Time (with such closing price proportionately adjusted to give effect to the Reverse Stock Split). Except for the right to receive the cash payment in lieu of fractional shares otherwise issuable upon the effectiveness of a Reverse Stock Split, stockholders will not have any voting, dividend or other rights with respect to the fractional shares they would otherwise be entitled to receive as a result of such Reverse Stock Split.

As of the Record Date, there were approximately 57 stockholders of record of the common stock. Upon stockholder adoption and approval of this proposal, if the board of directors elects to implement one or more Reverse Stock Splits, the Company does not expect that cashing out fractional shares otherwise issuable upon the effectiveness of any such Reverse Stock Split would significantly reduce the number of stockholders of record. Reducing the number of post-split stockholders, however, is not the purpose of this proposal.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders may reside, where we are domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of a Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

With respect to awards granted under our equity incentive plans, the number of shares of the common stock issuable thereunder will be rounded down to the nearest whole share of common stock.

By approving Proposal No. 3, stockholders will be approving multiple RSS Amendments providing for the combination of a whole number of shares of the Company’s common stock not less than 1-for-2 and not greater than 1-for-100 into one share of the Company’s common stock, and in the aggregate not more than 1-for-250, inclusive, with any such future amendment setting forth the actual ratio to be determined by our board of directors. Furthermore, by adoption and approval of this proposal, the stockholders will be deemed to have adopted and approved one or more amendments to effect a Reverse Stock Split at one or more of the ratios between and including 1-for-2 and 1-for-100, and in the aggregate not more than 1-for-250, inclusive.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares from any Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the board of directors or contemplating a tender offer or other transaction for the combination of the Company with another company, the Reverse Stock Split Proposal is not being proposed in response to any effort of which the Company is aware to accumulate shares of common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the board of directors and stockholders. The board of directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

Certain Material U.S. Federal Income Tax Considerations of a Reverse Stock Split

The following discussion is a general summary of certain material U.S. federal income tax considerations of the proposed Reverse Stock Split that may be relevant to U.S. holders and non-U.S. holders (each as defined below) of the common stock, but does not purport to be a complete analysis of all potential tax consequences that may be relevant to such holders. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, final, temporary, and proposed Treasury regulations promulgated thereunder (the “Treasury Regulations”), judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of the common stock. We have not sought and will not seek an opinion of counsel or any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a position contrary to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.

This discussion is limited to holders that hold the common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a holder’s particular circumstances, including the impact of the Medicare contribution tax on net investment income or the alternative minimum tax. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation: U.S. expatriates and former citizens or long-term residents of the United States; U.S. persons that hold shares of common stock in connection with a trade or business, permanent establishment or fixed base outside the United States; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; persons holding the common stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment; banks, insurance companies, and other financial institutions; real estate investment trusts or regulated investment companies; brokers, dealers or traders in securities; controlled foreign corporations, passive foreign investment companies and corporations that accumulate earnings to avoid U.S. federal income tax and, in each case, shareholders thereof; S corporations, partnerships or other entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes (and investors therein); tax-exempt organizations or governmental organizations; persons deemed to sell the common stock under the constructive sale provisions of the Code; persons who hold or receive the common stock pursuant to the exercise of any employee stock option or otherwise as compensation; tax-qualified retirement plans; U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472; and holders that hold or have held, directly, indirectly or constructively pursuant to attribution rules, more than 5% of the shares of common stock (by voting power or value) at any time during the five-year period ending on the date of the consummation of the Reverse Stock Split.

If an entity treated as a partnership for U.S. federal income tax purposes holds the common stock, the tax treatment of a partner in the partnership will generally depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding the common stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS OF THE COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (INCLUDING ESTATE AND GIFT TAX LAWS), UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.

Tax Consequences to U.S. Holders

For purposes of this discussion, a “U.S. holder” is a beneficial owner of the Company’s common stock that for U.S. federal income tax purposes is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust (a) the administration of which is subject to the primary supervision of a U.S. court and that has one or more U. S. persons that have the authority to control all substantial decisions of the trust or (b) that was in existence before August 20, 1996, and has a valid election in effect under applicable Treasury Regulations to be treated as a U. S. person for U.S. federal income tax purposes.

The proposed Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that is treated as a “recapitalization” for U.S. federal income tax purposes and/or an exchange under Section 1036 of the Code. Assuming the Reverse Stock Split so qualifies, except as described below with respect to cash received in lieu of fractional shares (which fractional share is generally treated as received and then exchanged for cash), a U.S. holder of common stock generally should not recognize gain or loss upon the proposed Reverse Stock Split for U.S. federal income tax purposes. Accordingly, the aggregate tax basis of the U.S. holder in the shares of common stock received in the Reverse Stock Split, including any fractional share treated as received and then exchanged for cash, should equal the U.S. holder’s aggregate tax basis in the shares of common stock that such U.S. holder owned immediately prior to the Reverse Stock Split. In addition, a U.S. holder’s holding period in the shares of common stock received should include the holding period in the shares of common stock surrendered in the Reverse Stock Split. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received in an exchange pursuant to the Reverse Stock Split. Holders of shares of the common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Generally, a U.S. holder who receives cash in lieu of a fractional share of the common stock pursuant to the proposed Reverse Stock Split should be treated for U.S. federal income tax purposes as having received a fractional share pursuant to the Reverse Stock Split and then as having received cash in exchange for the fractional share and should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the portion of the U.S. holder’s tax basis that is allocable to such fractional share of the common stock. Such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in the fractional share is more than one year as of the effective date of the proposed Reverse Stock Split. The deductibility of capital losses is subject to limitations. Special rules under Section 302 of the Code may apply to cause all or a portion of the cash received in lieu of a fractional share to be treated as a distribution under Section 301 of the Code (to the extent of the Company’s current or accumulated earnings and profits) (rather than as a sale or exchange) with respect to certain U.S. holders who own more than a minimal amount of common stock and whose proportionate interest in the Company is not reduced (after taking into account certain constructive ownership rules), or who exercise more than a minimal degree of voting or other type of control over the affairs of the Company. U.S. holders of our common stock should consult their own tax advisors to determine the extent to which their receipt of cash in lieu of fractional shares could be treated as a dividend based on their particular circumstances.

Payments of cash made in lieu of a fractional share of the common stock may, under certain circumstances, be subject to information reporting and U.S. “backup withholding”. To avoid backup withholding, each holder of our shares of the common stock that does not otherwise establish an exemption should furnish its taxpayer identification number and comply with the applicable certification procedures. Backup withholding is not an additional tax and any amounts withheld will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. Holders of the common stock should consult their tax advisors regarding the application of the information reporting and backup withholding rules to them.

Tax Consequences to Non-U.S. Holders

Generally, a beneficial owner of our common stock that is neither a U.S. holder nor a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) (a “non-U.S. holder”) should not recognize any gain or loss upon the Reverse Stock Split.

In addition, if such non-U.S. holder were to recognize capital gain or loss attributable to cash received in lieu of a fractional share, such gain or loss should also generally not be subject to U.S. federal income or withholding tax unless (a) such gain or loss is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment maintained by the non-U.S. holder), (b) the non-U.S. holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the Reverse Stock Split and certain other conditions are met, or (c) our common stock constitutes a U.S. real property interest by reason of our status as U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the non-U.S. holder’s holding period or the five-year period ending on the date of the proposed Reverse Stock Split.

Gain described in clause (a) above generally will be subject to U.S. federal income tax on a net income basis in the same manner as if the non-U.S. holder were a U.S. holder. A non-U.S. holder that is a foreign corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items. A non-U.S. holder described in clause (b) above will be subject to U.S. federal income tax at a rate of 30% (or, if applicable, a lower treaty rate) on the gain realized with respect to cash received in lieu of a fractional share, which may be offset by certain U.S. source capital losses, even though the non-U.S. holder is not considered a resident of the United States, provided the non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses. With respect to clause (c) above, if we are a USRPHC, a non-U.S. holder may qualify for an exemption if our common stock is regularly traded on an established securities market and the non-U.S. holder does not actually or constructively hold more than 5% of such regularly traded common stock at any time within the shorter of the five-year period preceding the Reverse Stock Split and the non-U.S. holder’s holding period for our common stock. Because the determination of whether we are a USRPHC depends on the fair market value of our U.S. real property interests relative to the fair market value of our other business assets, there can be no assurance that we are not or were not at any time a USRPHC. If no exemption is available and we are a USRPHC, a non-U.S. holder’s cash received in lieu of a fractional share will generally be subject to withholding at a rate of 15% and such non-U.S. holder will generally be taxed on any gain in the same manner as gain that is effectively connected with the conduct of a U.S. trade or business, except that the branch profits tax generally should not apply to such gain. Non-U.S. holders should consult with their tax advisors on the availability of any exemption in the event we are or become a USRPHC.

Notwithstanding the foregoing, gain recognized by a non-U.S. holder attributable to cash received in lieu of a fractional share could be treated as a dividend for U.S. federal income tax purposes (to the extent of the Company’s current or accumulated earnings and profits) (which could be subject to U.S. federal income or withholding tax) instead of capital gain if such non-U.S. holder owns more than a minimal amount of common stock and whose proportionate interest in the Company is not reduced (after taking into account certain constructive ownership rules), or who exercises more than a minimal degree of voting or other type of control over the affairs of the Company. Non-U.S. holders of our common stock should consult their own tax advisors to determine the extent to which their receipt of cash in lieu of fractional shares could be treated as a dividend.

In general, backup withholding and information reporting will not apply to payments of cash in lieu of a fractional share of our common stock to a non-U.S. holder pursuant to the Reverse Stock Split if the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder, and the applicable withholding agent does not have actual knowledge to the contrary. Under certain circumstances the amount of cash paid to a non-U.S. holder in lieu of a fractional share of our common stock, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS.

FATCA. Under the Foreign Account Tax Compliance Act (“FATCA”), withholding taxes may apply to certain types of payments made to “foreign financial institutions” (as specially defined in the Code) and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on dividends on stock paid to a foreign financial institution or to a non-financial foreign entity unless (1) the foreign financial institution undertakes certain diligence and reporting, (2) the non-financial foreign entity either certifies it does not have any substantial U.S. owners or furnishes identifying information regarding each substantial U.S. owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in clause (1) above, then, pursuant to an agreement between it and the U.S. Treasury or an intergovernmental agreement between, generally, the jurisdiction in which it is resident and the U.S. Treasury, it must, among other things, identify accounts held by certain U.S. persons or U.S.-owned foreign entities, annually report certain information about such accounts and withhold 30% on payments to non-compliant foreign financial institutions and certain other account holders.

Any cash paid to a non-U.S. holder as a result of the Reverse Stock Split that is treated as a dividend may be subject to withholding under FATCA unless the requirements set forth above are satisfied (if applicable) and appropriate certifications are made. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of the common stock on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.

The foregoing summary is of a general nature only and is not intended to be, and should not be construed to be, legal, business, or tax advice to any particular Company holder. This summary does not take into account your particular circumstances and does not address consequences that may be particular to you. Therefore, you should consult your tax advisor regarding the particular U.S. federal income tax consequences of the Reverse Stock Split to you, including any tax consequences arising under U.S. federal estate or gift tax rules, or under the laws of any state, local, foreign, or other taxing jurisdiction or under any applicable tax treaty.

No Dissenters’ Rights of Appraisal

Under the General Corporation Law of the State of Delaware (the “DGCL”), stockholders are not entitled to dissenters’ rights of appraisal in connection with the Reverse Stock Split.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 3.

PROPOSAL NO. 4

To approve an amendment of our 2025 Plan to increase the number of shares of common stock available for issuance under the 2025 Plan BY 6,800,000 SHARES.

What am I voting on?	To approve an amendment of our 2025 Plan to increase the number of shares of common stock available for issuance under the 2025 Plan by 6,800,000 shares.
Vote recommendation:	FOR the approval of an amendment of our 2025 Plan to increase the number of shares of common stock available for issuance under the 2025 Plan by 6,800,000 shares.
Vote required:	The affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote.
Effect of abstentions:	None
Effect of broker non-votes:	None.

Introduction

We are seeking the approval of our stockholders for two separate amendments to our 2025 Plan—one amendment (this Proposal No. 4) to increase the number of shares under the 2025 Plan (the “2025 Plan Increase Amendment”) and a second and separate amendment (Proposal No. 5, which follows) to adopt an evergreen provision to the 2025 Plan providing for an automatic annual increase in the shares of common stock available for issuance under the 2025 Plan over the next 10 years. Each amendment will be voted on separately, and the approval of either amendment is not contingent upon the approval of the other. This section addresses the 2025 Plan Increase Amendment. Our board of directors has approved the 2025 Plan Increase Amendment and recommends its approval by our stockholders.

The 2025 Plan was originally adopted by stockholders of Mars Acquisition Corp. on December 12, 2024 and, at that time, we initially reserved 15% shares of our common stock issued and outstanding immediately following the closing of the Business Combination, or 4,000,000 shares of our common stock. During 2025, and as of the record date for the Annual Meeting, we have issued all 4,000,000 shares reserved for issuance under the 2025 Plan as time-based restricted stock units to key employees and directors. Based on our basic weighted average common stock outstanding as of October 14, 2025, our burn rate for 2025, not taking into account forfeitures, was 9%

We believe our future success continues to depend in part on our ability to attract, motivate and retain high quality employees, consultants and directors and that the ability to provide equity-based and incentive-based awards under the 2025 Plan is critical to achieving this success. We would be at a severe competitive disadvantage if we could not use stock-based awards to recruit and compensate our employees and directors. The use of common stock as part of our compensation program is also important because equity-based awards continue to be an essential component of our compensation program for key employees, as they help link compensation with long-term stockholder value creation and reward participants based on service and/or performance.

Specifically, our board of directors believes that it is advisable to increase the share limit in the 2025 Plan by 6,800,000 shares, with such amount subject to adjustment for certain corporate events and under the applicable share counting rules.

If the amendment to the 2025 Plan is not approved, we may be compelled to increase significantly the cash component of our employee and director compensation, which approach may not necessarily align employee and director compensation interests with the investment interests of our stockholders. Replacing equity awards with cash also would increase cash compensation expense and use cash that could be better utilized.

The total shares of common stock subject to outstanding awards as described above as of October 14, 2025 (4,000,000 shares), plus the proposed additional shares of common stock under the 2025 Plan (6,800,000 shares), represent a total overhang of 10,800,000 shares (15.16%) on a fully-diluted basis regarding the 2025 Plan, based on total outstanding shares as of October 14, 2025, of 71,219,522.

Based on the closing price for our common stock on October 13, 2025 of $0.53 per share, the aggregate market value as of that date of the additional 6,800,000 shares of common stock requested under the 2025 Plan was $3,604,000.

The 2025 Plan Increase Amendment

The Plan Increase Amendment calls for the increase in the number of shares of common stock that may be issued under the 2025 Plan by 6,800,000 shares. Pursuant to Proposal No. 4, Section 4(a) of the 2025 Plan will be amended to be read as follows:

“Basic Limitation.   Subject to the provisions of Section 14, the maximum aggregate number of Shares that may be issued under the Plan is 10,800,000 (the “Plan Share Limit”). The Shares subject to the Plan may be authorized, but unissued, or reacquired shares.”

This summary of the 2025 Plan amendment contemplated by Proposal No. 4 is qualified in its entirety by reference to the full text of the current 2025 Plan, a copy of which is attached to this proxy statement as Annex B. The major features of the current 2025 Plan are summarized below. This summary is also qualified in its entirety by Annex B.

Our board of directors approved the 2025 Plan Increase Amendment to increase the number of shares of common stock that may be issued under the 2025 Plan by 6,800,000 shares on October 13, 2025.

Summary of the 2025 Plan

General

The 2025 Plan is intended to advance the interests of the Company and our stockholders by enabling us to attract and retain qualified individuals through opportunities for equity participation, and to reward those individuals who contribute to the achievement of our economic objectives. The 2025 Plan allows us to award eligible recipients incentive awards, consisting of:

●	options to purchase shares of our common stock that qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code;

●	“non-statutory stock options” that do not qualify as incentive stock options;

●	“restricted stock awards” which are shares of common stock that are subject to certain forfeiture and transferability restrictions;

●	“restricted stock units,” which are contractual obligations to issue shares of common stock to participants once vesting criteria are satisfied; and

●	“performance awards” which are shares of common stock or cash that may be subject to the future achievement of certain performance criteria or be free of any performance or vesting.

All of our employees and any subsidiary employees (including officers and directors who are also employees), as well as all of our non-employee directors and other consultants, advisors and other persons with whom we have a relationship will be eligible to receive incentive awards under the 2025 Plan. As of October 14, 2025, there were approximately 22 employees, 5 non-employee directors, and an indeterminate number of consultants, advisors or other persons with whom we have a relationship eligible to participate in the 2025 Plan.

Shares that are issued under the 2025 Plan or that are subject to outstanding incentive awards reduce the number of shares remaining available under the 2025 Plan. Any shares subject to an incentive award that lapses, expires, is forfeited, terminates unexercised or unvested, or is settled or paid in cash or other consideration will automatically again become available for issuance under the 2025 Plan.

If the exercise price of any option or any associated tax withholding obligations are paid by a participant’s tender or attestation as to ownership of shares (as described below), or if tax withholding obligations are satisfied by the Company withholding shares otherwise issuable upon exercise of an option, only the net number of shares issued will reduce the number of shares remaining available under the 2025 Plan.

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the corporate structure or shares of the Company, appropriate adjustment will be made to:

●	the number and kind of securities available for issuance under the 2025 Plan;

●	the limits on the numbers of shares that may be granted to a participant within any fiscal year or that may be granted as restricted stock awards under the 2025 Plan; and

●	in order to prevent dilution or enlargement of the rights of participants, the number, kind and, where applicable, the exercise price of securities subject to outstanding incentive awards.

Administration

The 2025 Plan will be administered by our Compensation Committee. We refer to the Compensation Committee administering the 2025 Plan as the “Committee.”

The Committee has the authority to determine all necessary or desirable provisions of incentive awards, including, the eligible recipients who will be granted one or more incentive awards under the 2025 Plan, the nature and extent of the incentive awards to be made to each participant, the time or times when incentive awards will be granted, the duration of each incentive award, and payment or vesting restrictions and other conditions. The Committee has the authority to amend or modify the terms of outstanding incentive awards so long as the amended or modified terms are permitted under the 2025 Plan and any affected participant has consented to the amendment or modification. The 2025 Plan prohibits the repricing of “underwater” options without the approval of our stockholders.

The 2025 Plan became effective on January 8, 2025 and, unless terminated earlier, the 2025 Plan will terminate at midnight on January 8, 2035. Incentive awards outstanding at the time the 2025 Plan is terminated may continue to be exercised, or become free of restriction, according to their terms. Our board of directors may suspend or terminate the 2025 Plan or any portion of the 2025 Plan at any time, and may amend the 2025 Plan from time to time to conform incentive awards to any change in applicable laws or regulations or in any other respect that the board of directors may deem to be in our best interests. However, no amendments to the 2025 Plan will be effective without stockholder approval if it is required under Section 422 of the Internal Revenue Code or the listing rules of the Nasdaq.

Termination, suspension or amendment of the 2025 Plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in capitalization or a “change in control,” discussed below.

In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or encumbrance. However, the Committee may permit a participant to transfer of all or a portion of a non-statutory stock option, other than for value, to certain family members or related family trusts, foundations or partnerships. Any permitted transferee of a non-statutory stock option will remain subject to all the terms and conditions of the incentive award applicable to the participant.

Options

The exercise price of an incentive stock option may not be less than 100% of the fair market value of a share of our common stock on the option grant date (or 110% if the participant beneficially owns more than 10% of our outstanding stock). Under the 2025 Plan, “fair market value” on a given day means the average of the reported high and low sale prices of our common stock on the Nasdaq.

In general, the 2025 Plan requires a participant to pay an option’s exercise price in cash. The Committee may, however, allow exercise payments to be made, in whole or in part, by delivery of a broker exercise notice (pursuant to which a broker or dealer is irrevocably instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to the Company), by tender or attestation as to ownership of shares of common stock that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, or by a combination of such methods. Any shares of common stock tendered or covered by an attestation will be valued at their fair market value on the exercise date.

The aggregate fair market value of shares of common stock with respect to which incentive stock options may become exercisable by a participant for the first time during any calendar year (and under all “incentive stock option” plans of the Company or any subsidiary) may not exceed $100,000. Any incentive stock options in excess of this amount will be treated as non-statutory stock options. Options may be exercised in whole or in installments, as determined by the Committee, and the Committee may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by the Company or a subsidiary for a certain period. An option may not remain exercisable after 10 years from its date of grant (or, in the case of incentive stock options, five years from its date of grant if the participant beneficially owns more than 10% of our outstanding stock).

Restricted Stock Awards

A restricted stock award is an award of common stock vesting at such times and in such installments as may be determined by the Committee and, until it vests, that is subject to restrictions on transferability and the possibility of forfeiture. Restricted stock awards may be subject to any restrictions or vesting conditions that the Committee deems appropriate, including that the participant remain continuously employed by the Company or a subsidiary for a certain period.

Unless the Committee determines otherwise, any dividends (other than regular quarterly cash dividends) or distributions paid with respect to shares of common stock subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the shares to which such dividends or distributions relate. Holders of restricted stock awards will have the same voting rights as holders of unrestricted common stock.

Restricted Stock Units

A restricted stock unit is an award that represents a promise to issue to the participant shares of common stock once certain criteria specified in the award are satisfied. The criteria may be that the participant remain employed until a specified date or dates or that various performance objectives are satisfied. No stock ownership rights are conferred upon the participant until the restricted stock unit awards are settled upon the satisfaction of the specified criteria.

Performance Awards

The 2025 Plan permits the grant of performance-based stock and cash awards subject to such terms and conditions, if any, consistent with the other provisions of the 2025 Plan, as may be determined by the Committee. The Committee may impose such restrictions or conditions to the vesting of such Performance Awards as it deems appropriate, including, without limitation, the achievement of one or more of any performance criteria and/or that the participant remain employed or of service for a certain period.

Change in Control of the Company

In the event a “change in control” of the Company occurs, then:

●	options outstanding will become immediately exercisable in full and will remain exercisable for the remainder of their terms,

●	restricted stock and restricted stock units awards outstanding will become immediately fully vested and non-forfeitable, and

●	any conditions to the issuance of shares of common stock or payment of cash pursuant to performance awards outstanding will lapse.

The Committee may also determine that some or all participants holding outstanding options will receive shares or a cash payment equal to the excess of the fair market value of the option shares immediately prior to the effective date of the change in control over the exercise price per share of the options (or, in the event that there is no excess, that such options will be terminated).

For purposes of the 2025 Plan, a “change in control” of the Company generally occurs if:

●	all or substantially all of our assets are sold, leased, exchanged or transferred to any successor;

●	our stockholders approve any plan or proposal to liquidate or dissolve the Company;

●	any successor, other than a bona fide underwriter in a securities offering, becomes the beneficial owner of 25% or more, but not 50% or more, of our outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction has been approved in advance by “continuity directors,” who are members of our board of directors at the time of the Annual Meeting or whose nomination for election meets certain approval requirements related to continuity with our current board of directors; or

●	more than 50% of our outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the continuity directors);

●	we are a party to a merger or consolidation that results in our stockholders beneficially owning securities representing:

●	less than 50% of the combined voting power ordinarily having the right to vote at elections of directors of the surviving corporation (regardless of any approval by the continuity directors); or

●	the continuity directors cease to constitute at least a majority of our board of directors.

Effect of Termination of Employment or Other Service

If a participant ceases to be employed by (or provide services to) the Company and all subsidiaries, all of the participant’s incentive awards will terminate as set forth below (unless modified by the Committee in its discretion as described below).

Upon termination due to death or disability, all outstanding options will become immediately exercisable in full and will remain exercisable for a period of 12 months (but in no event after the expiration date of the option), provided, however, that any incentive stock option exercised later than three months after the date of termination shall be treated as a non-statutory stock option. In addition, upon termination due to death or disability all unvested restricted stock, restricted stock units and performance awards that have not vested as of such event will become immediately vested.

Upon termination for any reason other than death, disability or cause (including retirement), all outstanding options will remain exercisable to the extent exercisable as of such termination for a period of three months thereafter (but in no event after the expiration date of any such option). In addition, upon termination for any reason other than death, disability or cause (including retirement), all unvested restricted stock awards, restricted stock units and performance awards will be terminated. If a participant’s termination is due to “cause” (as defined in the 2025 Plan) all rights of the participant under the 2025 Plan and any award agreements will immediately terminate without notice of any kind.

In connection with a participant’s termination, the Committee may cause the participant’s options to become or continue to become exercisable and restricted stock awards, restricted stock units and performance awards to vest and/or continue to vest or become free of restrictions.

U.S. Income Tax Consequences

The following description of the federal income tax consequences under the laws of the United States is based on current statutes, regulations and interpretations, all of which are subject to change, possibly with retroactive effect. The description does not include state or local income tax consequences. In addition, the discussion below is presented for the information of stockholders considering how to vote on this Proposal No. 4 and not for plan participants.

Incentive Stock Options. There will not be any federal income tax consequences to either the participant or the company as a result of the grant of an incentive option under the 2025 Plan.

A participant’s exercise of an incentive option also will not result in any federal income tax consequences to the Company or the participant, except that an amount equal to the excess of the fair market value of the shares acquired upon exercise of the incentive option, determined at the time of exercise, over the amount paid for the shares by the participant will be includable in the participant’s alternative minimum taxable income for purposes of the alternative minimum tax. Special rules will apply if previously acquired shares of common stock are permitted to be tendered or attested to in payment of an option exercise price.

If a participant disposes of the shares acquired upon exercise of the incentive option, the federal income tax consequences will depend upon how long the participant held the shares. If the participant held the shares for at least two years after the date of grant and at least one year after the date of exercise (the “holding period requirements”), then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the exercise price at which the participant acquired the shares. The Company is not entitled to any compensation expense deduction under these circumstances.

If the participant does not satisfy both of the above holding period requirements (a “disqualifying disposition”), then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the incentive option or (ii) the amount realized on the disposition of the shares, exceeds the exercise price for the shares. The Company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

Non-Statutory Stock Options. Neither the participant nor the Company incurs any federal income tax consequences as a result of the grant of a non-statutory option. Upon exercise of a non-statutory option, a participant will recognize ordinary income, subject to withholding, on the date of exercise in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the date of exercise, and (ii) the consideration paid for the shares. Special rules will apply if previously acquired shares of common stock are permitted to be tendered in payment of an option exercise price.

At the time of a subsequent sale or disposition of any shares of common stock obtained upon exercise of a non-statutory option, any gain or loss will be a capital gain or loss. The capital gain or loss will be long-term or short-term capital gain or loss, depending on the holding period.

In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of a non-statutory option for any amounts includable in the taxable income of the participant as ordinary income, provided the company complies with any applicable withholding requirements.

Restricted Stock Awards. With respect to shares issued pursuant to a restricted stock award that are subject to a substantial risk of forfeiture, a participant may file an election under Section 83(b) of the Internal Revenue Code within 30 days after the shares are transferred to include as ordinary income in the year of transfer an amount equal to the fair market value of the shares received on the date of transfer (determined as if the shares were not subject to any risk of forfeiture). The Company will receive a corresponding tax deduction, provided that proper withholding is made. If a Section 83(b) election is made, the participant will not recognize any additional income when the restrictions on the shares issued in connection with the stock award lapse. At the time any such shares are sold or disposed of, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of receipt of the restricted stock award.

A participant who does not make a Section 83(b) election within 30 days of the transfer of a restricted stock award that is subject to a substantial risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares, less any amount paid for the shares. The Company will receive a corresponding tax deduction, provided that proper withholding is made. At the time of a subsequent sale or disposition of any shares of common stock issued in connection with a restricted stock award as to which the restrictions have lapsed, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the restrictions lapse.

Restricted Stock Units. At the time of settlement of a restricted stock unit award, when shares of common stock are transferred to the participant, the participant will recognize ordinary taxable income equal to the fair market value of the shares on the date of transfer. The Company will be entitled to a compensation expense deduction in the year of transfer of the shares in an amount equal to the amount recognized by the participant as taxable income.

Performance Awards. The participant recognizes ordinary taxable income in the year in which a performance award is paid. The amount of taxable income is equal to the amount of cash paid to the participant or the fair market value of any shares of common stock transferred to the participant. Subject to the limitations of Section 162(m), the company will be entitled to a compensation expense deduction in the year of transfer of the shares in an amount equal to the amount recognized by the participant as taxable income.

Limitation on the Employer’s Compensation Deduction. Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain executive officers of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million.

Excess Parachute Payments. Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of awards under the 2025 Plan upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.

New Plan Benefits

The number of awards that the named executive officers, directors, other executive officers and other employees may receive under the 2025 Plan will be determined in the discretion of the board of directors or Compensation Committee, as applicable, in the future.

Registration Statement

The Company intends to file with the SEC a registration statement on Form S-8 covering some or all the shares of the common stock issuable under the 2025 Plan with the SEC pursuant to the Securities Act after approval of this Proposal No. 4 by our stockholders.

Equity Compensation Plan Information

Please see “Executive Compensation — Equity Compensation Plan Information” for information on our equity compensation plans.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 4.

PROPOSAL NO. 5

To approve a second and separate amendment to the 2025 Plan for the adoption of an “evergreen” provision to the 2025 Plan providing for an automatic annual increase in the shares of common stock available for issuance under the 2025 Plan

What am I voting on?	To approve a second and separate amendment to the 2025 Plan for the adoption of an “evergreen” provision to the 2025 Plan providing for an automatic annual increase in the shares of common stock available for issuance under the 2025 Plan
Vote recommendation:	FOR the approval of a second and separate amendment to the 2025 Plan for the adoption of an “evergreen” provision to the 2025 Plan providing for an automatic annual increase in the shares of common stock available for issuance under the 2025 Plan
Vote required:	The affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote.
Effect of abstentions:	None
Effect of broker non-votes:	None.

Introduction

As noted above, in addition to the increase in the number of shares available for issuance under the 2025 Plan as contemplated by Proposal No. 4, we are seeking by way of this Proposal No. 5 for the approval of our stockholders for an amendment to our 2025 Plan for the adoption of an evergreen provision to the 2025 Plan providing for an automatic annual increase in the shares of common stock available for issuance under the 2025 Plan over the next 10 years in an amount equal to 3% of the total number of shares of common stock outstanding on December 31st of the preceding calendar year (the “2025 Plan Evergreen Amendment”). Our board of directors has approved the 2025 Plan Evergreen Amendment contemplated by this Proposal No. 5 and recommends its approval by our stockholders. Please note that the two amendments contemplated by Proposal No. 4 (the 2025 Plan Increase Amendment) and this Proposal No. 5 (the 2025 Plan Evergreen Amendment) will be voted on separately, and the approval of either amendment is not contingent upon the approval of the other.

The 2025 Plan was originally adopted by stockholders of Mars Acquisition Corp. on December 12, 2024 and, at that time, we initially reserved 15% shares of our common stock issued and outstanding immediately following the closing of the Business Combination, or 4,000,000 shares of our common stock. As of the record date for the Annual Meeting, we have issued or reserved for issuance a total of 4,000,000 shares of common stock and options to purchase shares of common stock under the 2025 Plan.

The 2025 Plan Evergreen Amendment

The 2025 Plan Evergreen Amendment contemplated by Proposal No. 5 calls for the adoption of an “evergreen” provision to the 2025 Plan to provide for an automatic annual increase in the shares of common stock available for issuance under the 2025 Plan over the next 10 years. Pursuant to the evergreen provision, the number of shares available for issuance under the 2025 Plan shall automatically increase on January 1st of each year for a period of 9 years, commencing on January 1, 2026 and ending on (and including) January 1, 2035, in an amount equal to 3% of the total number of shares of common stock outstanding on December 31st of the preceding calendar year, provided that our board of directors may decide, prior to the first day of any calendar year, to provide that there shall be no increase in the shares available for issuance under the 2025 Plan for such calendar year or that the increase shall be a lesser number of shares than otherwise provided under the evergreen provision.

Our board of directors believes that the 2025 Plan Evergreen Amendment contemplated by Proposal No. 5 is an effective and cost-efficient means to ensure that we maintain under the 2025 Plan the flexibility with respect to stock-based compensation necessary to establish appropriate long-term incentives to achieve our objectives. Specifically, our board of directors believes that it is advisable to ensure annual increases in the share limit under the 2025 Plan in order to attract and compensate employees, officers, directors, and others upon whose judgment, initiative, and effort we depend.

Pursuant to the 2025 Plan amendment contemplated by Proposal No. 5, a new Section 4.1(h) to the 2025 Plan will be included, as follows:

“(h) In addition to subpart (a) above, the number of shares of Common Stock in the Share Reserve and available for issuance under the Plan shall automatically increase on January 1st of each year for a period of nine years commencing on January 1, 2026 and ending on (and including) January 1, 2035, in an amount equal to three percent (3%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year, to provide that there shall be no increase in the Share Reserve for such calendar year or that the increase in the Share Reserve for such calendar year shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For clarity, the Share Reserve in this Section 4.1 is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 4.1 does not limit the granting of Stock Awards outside of the Plan.”

This summary of the 2025 Plan amendment contemplated by Proposal No. 5 is qualified in its entirety by reference to the full text of the current 2025 Plan, a copy of which is attached to this Proxy Statement as Annex B. The major features of the current 2025 Plan are summarized above in “Proposal No. 4 — Approval of an Amendment of our 2025 Plan to Increase the Number of Shares of Common Stock Available for Issuance under the 2025 Plan.” That summary is also qualified in its entirety by Annex B.

Our board of directors approved the 2025 Plan Evergreen Amendment contemplated by Proposal No. 5 to adopt an evergreen provision under the 2025 Plan on October 13, 2025.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 5.

PROPOSAL NO. 6

TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK, FOR PURPOSES OF NASDAQ LISTING RULE 5635, PURSUANT TO THAT CERTAIN PURCHASE AGREEMENT DATED AS OF OCTOBER 8, 2025, ESTABLISHING AN EQUITY LINE OF CREDIT.

What am I voting on?	To approve the issuance of shares of common stock, for purposes of Nasdaq Listing Rule 5635, pursuant to that certain Purchase Agreement dated as of October 8, 2025, establishing an equity line of credit.
Vote recommendation:	FOR the approval of the issuance of shares of common stock, for purposes of Nasdaq Listing Rule 5635, pursuant to that certain Purchase Agreement dated as of October 8, 2025, establishing an equity line of credit.
Vote required:	The affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote.
Effect of abstentions:	None
Effect of broker non-votes:	None.

Overview

As described in more detail below, on October 8, 2025, we entered into a Purchase Agreement (the “ELOC Purchase Agreement”) with ARC Group International Ltd. (“ARC Group”) establishing an equity line of credit (the “Committed Equity Financing”), pursuant to which we may sell shares of common stock to ARC Group from time to time.

We are asking our stockholders to approve the issuance of the shares of our common stock that we may sell under the ELOC Purchase Agreement for purposes of Nasdaq Listing Rule 5635, including 5635(b) and 5635(d). Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the Company. Nasdaq has not formally defined what constitutes a “change of control,” but Nasdaq guidance suggests that a change of control occurs when, as a result of the issuance, an investor or a group of investors would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position. In addition, Nasdaq will consider all facts and circumstances concerning a transaction, including whether there are any other relationships or agreements between a company and an investor. Further, Nasdaq Listing Rule 5635(d) requires stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock other than in a public offering if the price is below the “Minimum Price” (as determined in accordance with Nasdaq rules) in an amount greater than or equal to 20% of the number of shares of common stock outstanding prior to such issuance, regardless of whether such shares are issued to one person or group or are more widely distributed. Pursuant to this Proposal No. 6, stockholders will be voting to approve the issuance of the shares of our common stock that we may sell under the ELOC Purchase Agreement pursuant to Nasdaq Listing Rule 5635, including Nasdaq Listing Rules 5635(b) and 5635(d).

Committed Equity Financing

Pursuant to the ELOC Purchase Agreement, ARC Group shall purchase from us up to the lesser of (i) $50 million of newly issued shares of common stock (the “ELOC Shares”) and (ii) 19.99% of the total number of shares of common stock outstanding immediately prior to the execution of the ELOC Purchase Agreement; provided, however that such limitations will not apply if we obtain stockholder approval to issue additional shares of common stock.

Sales of common stock to ARC Group under the ELOC Purchase Agreement, and the timing of any sales, will be determined by us from time to time in our sole discretion and will depend on a variety of factors, including, among other things, market conditions, the trading price of our common stock, and determinations by us regarding the use of proceeds from any sale of such common stock.

Pursuant to the ELOC Purchase Agreement, we may direct ARC Group to purchase a specified number of shares of common stock, or a Fixed Purchase, at a purchase price equal to 96% of the average daily VWAP for the three trading days commencing on the date of the Company’s advance notice to ARC Group; provided, however, that if an advance from the Company is ongoing and has not settled as of the date of a subsequent advance from the Company, then such subsequent advance will be at a purchase price equal to 100% of the average intraday sale price on the same trading day of the subsequent advance. For additional information on the transaction and the terms of the ELOC Purchase Agreement, please see our Current Report on Form 8-K filed with the SEC on October 10, 2025.

Reasons for Seeking Stockholder Approval

Our common stock is listed on The Nasdaq Global Market, and, as such, we are subject to the applicable rules of Nasdaq, including Nasdaq Listing Rule 5635. Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the Company. Further, Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock other than in a public offering if the price is below the “Minimum Price” (as determined in accordance with Nasdaq rules) in an amount equal to or greater than 20% of the number of shares of common stock outstanding prior to such issuance, regardless of whether such shares are issued to one person or group or are more widely distributed.

Impact on Stockholders of Approval or Disapproval of this Proposal

If this proposal is approved, existing stockholders will suffer dilution in ownership interests and voting rights as a result of the issuance of shares of common stock pursuant to the Committed Equity Financing. Assuming the issuance of all of the ELOC Shares and other shares issued pursuant to the ELOC Purchase Agreement, of which not only includes the shares underlying the ELOC Purchase Agreement, but also (i) ARC Group agreed to purchase 1,403,863 shares of the Company’s common stock (the “Subscription Shares”) from the Company for a purchase price equal to $500,000 in the aggregate at a purchase price per share of $0.35616 per share, and (ii) the Company agreed to issue 3,869,969 shares of the Company’s common stock to ARC Group (the “Commitment Shares”), ARC Group would collectively own approximately 115,844,376 shares of common stock, assuming the ELOC Shares to be issued are sold at a price of $0.4522 per share, the closing price of a share of our common stock on the day we entered into the ELOC Purchase Agreement, without giving effect to the beneficial 4.99% beneficial ownership limitation set forth in the ELOC Purchase Agreement (the “Beneficial Ownership Limitation”). Such shares would constitute approximately 38.13% of the outstanding common stock. Because the issuance price of the ELOC Shares may be adjusted, the number of shares that will actually be issued may be more or less than such number of shares. The ownership interest of the existing stockholders (other than ARC Group) would be correspondingly reduced.

If the stockholders do not approve this proposal, we will be unable to issue any ELOC Shares pursuant to the Committed Equity Financing in an amount greater than 19.99% of the total number of shares of common stock outstanding immediately prior to the execution of the ELOC Purchase Agreement (approximately 13,865,361 shares).  Accordingly, if stockholder approval of this proposal is not obtained, we may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. If we utilize the full Committed Equity Financing, we expect to receive gross proceeds of $50 million upon issuance of all of the ELOC Shares. However, any sales under the Committed Equity Financing are at our discretion and we may sell less than $50 million of shares of common stock.

Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent upon its ability to raise capital and satisfy our ongoing business needs. If we are unable to issue ELOC Shares pursuant to the Committed Equity Financing, we may be unable to fully satisfy our ongoing business needs on the terms or timeline we anticipate, if at all, the effect of which could materially and adversely impact future operating results, and result in a delay in or modification or abandonment of our business plans.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 6.

EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth information regarding our executive officers and directors as of the record date.

Name	Director Class	Age	Position(s)
Dolan Falconer	III(4)	69	President, Chief Executive Officer, and Director
James C. White, Jr.		49	Chief Financial Officer
Marion “Rocky” Starns		76	Executive Vice President & Chief Operating Officer
Dr. Christopher Green		47	Vice President & Chief Technology Officer
Dr. Alfred Forbes IV		49	Vice President & Chief Science Officer
Bradley Buswell (1) (2) (3)	III(4)	61	Chairman and Director
Keisha Lance Bottoms (2) (3)	I(4)	55	Independent Director
James Jenkins (2) (3)	I(4)	61	Independent Director
Michael McGarrity (1)	II(4)	57	Independent Director
Roosevelt Council		66	Director Nominee

(1)	Member of Nominating and Corporate Governance Committee.
(2)	Member of Compensation Committee.
(3)	Member of Audit Committee.
(4)	The current Class I directors terms expire at the conclusion of the Annual Meeting, the Class II directors term expires at the conclusion of the 2026 annual meeting of stockholders, and the Class III directors term expires at the conclusion of the 2027 annual meeting of stockholders.

Executive Officers

Biographical information regarding our executive officers as of the record date for the Annual Meeting is set forth below. Our executive officers are appointed by our board of directors.

Dolan Falconer has served as President and Chief Executive Officer of the Company since the Business Combination. Mr. Falconer has over thirty years of extensive experience managing advanced technological development programs for private corporations and the federal government. Mr. Falconer has been the President & CEO of ScanTech Identification Beam Systems, LLC since 2011, where he manages day-to-day operations of the company its development and commercialization of advanced X-ray inspection systems for homeland security applications. He is also founder and CEO of ScanTech Holdings, LLC and was a key member of the management and technical team that developed the core electron beam technology that is the cornerstone of the company. He also serves as Chairman of Reveam, a private company developing electronic beam systems for applications in food treatment. Other key roles and positions have included being founder and Executive Vice President of Parallax, Inc., a Division Manager for United Energy Services and Regulatory Compliance Specialist with Nuclear Energy Consultants; a Reactor Engineer and Resident Inspector with the U.S. Nuclear Regulatory Commission and a Graduate Research Fellow in Nuclear Sciences for the E.I. DuPont De Nemours Company. Mr. Falconer is an alumnus of the Georgia Institute of Technology, with a B.S. in Nuclear Engineering and an M.S. in Nuclear Engineering.

We believe Mr. Falconer is qualified to serve on the board of directors due to his qualifications including his extensive experience as President and CEO of SIBS and his knowledge and leadership relating to scanning technology.

James C. White, Jr. has served as the Chief Financial Officer of the Company since December 2024. From January 2023 to November 2024, he was interim Chief Financial Officer of Cityscape Ventures, LLC, a construction development company, where he oversaw the preparation of annual budgets and financial statement preparation. Since 2015, Mr. White has been serving as the managing partner of Banks, Finley, White & Co., where he oversaw the firm’s quality control initiatives as well as led the firm’s financial statement and audit advisory practice. From 1999 to 2015, he was a Senior Manager in the Assurance Practice at Ernst & Young LLP. In this role, he managed audits for multinational publicly traded corporations including SEC reporting, compliance, Sarbanes-Oxley and PCAOB reporting requirements. From 2023 to 2024, he was the Chair of the Alabama Society of CPAs. He has Bachelor’s Degree in Accounting University of Maryland, College Park.

Marion “Rocky” Starns has served as Executive Vice President and Chief Operating Officer of the Company since the Business Combination. Mr. Starns has over thirty years of leadership and entrepreneurial experience in manufacturing and engineering in two Fortune 50 corporations and several privately held entrepreneurial companies. Mr. Starns is the Executive Vice President & Chief Technology Officer of ScanTech Identification Beam Systems, LLC. An Alfred P. Sloan Fellow of Stanford University’s Graduate School of Business, Rocky has served in leadership positions including CEO of Tano Automation, CEO of Renishaw, Inc. and General Manager with The Square D Company. Since June 1, 2011, Mr. Starns has served as the Chief Technology Officer of ScanTech Identification Beam Systems, LLC, where he oversees a staff of full-time and consulting engineers, physicists, scientists, programmers and technicians involved in the design, manufacturing, testing and operation of advanced X-ray inspection systems for homeland security applications. Mr. Starns received a B.S. Electrical Engineering from the University of Texas and a M.S. Management from Stanford University.

Dr. Christopher Green has served as Vice President and Chief Technology Officer of the Company since the Business Combination. Dr. Green has over fifteen years of experience and an extensive background in computer-aided engineering design and laboratory experimentation. After receiving his Ph.D. in Mechanical Engineering from Georgia Institute of Technology, Dr. Green joined ScanTech as a Senior Program Engineer where he provided technical and programmatic leadership in the design, fabrication, and development of low energy next generation checkpoint scanners. As ScanTech’s lead algorithm developer, Dr. Green has played a key role in the development and optimization of ScanTech’s proprietary algorithms associated with threat detection in checkpoint baggage scanners. Since June 1, 2016, Dr. Green has held the position of Vice President - Engineering for ScanTech Identification Beam Systems, LLC. Dr. Green received a B.S. Mathematics from Morehouse College and a B.S. in Mechanical Engineering, a M.S. Mechanical Engineering and a PhD in Mechanical Engineering from the Georgia Institute of Technology).

Dr. Alfred Forbes has served as Vice President and Chief Science Officer of the Company since the Business Combination. Dr. Forbes began his career as a head research scientist for various experimental analyses that systematically addressed the fundamental studies of the hydrothermal technique (i.e. spontaneous nucleation, solubility and transport growth) of advanced photonic crystals. As a lead quality control chemist with the Coca-Cola Bottling Company, he was responsible for executing qualitative and quantitative quality control analysis throughout the entire production process and administered maintenance and calibration on all laboratory equipment. Hire as a lead scientist for ScanTech Identification Beam Systems, LLC, Dr. Forbes led several research programs involving low and high-energy X-rays for security applications for airport, border and port security focusing on cutting edge scintillation crystal selection and detector design and the development of advanced imaging algorithms for baggage or cargo. Since June 1, 2016, Dr. Forbes has held the position of Vice President - Science & Technology for ScanTech Identification Beam Systems, LLC. Dr. Forbes received a B.S. in Chemistry from Wofford College and a Ph.D in Chemistry from Clemson University.

Directors

Biographical information as of the record date of the Annual Meeting and the attributes, skills, and experience of each director that led our board of directors to determine that such individual should serve as a director are discussed below.

Bradley Buswell serves as a director and the Chairman of the board of directors of the Company. He has extensive experience in leading businesses and US government agencies. He brings experience in advising defense and security companies about business leadership and management, government contracting as well as strategic planning and execution. Well-known as a “customer first” leader and trustworthy business partner, Mr. Buswell is currently self-employed and advising companies and organizations in need of strong leadership and management experience. From April 2021 to December 2023, Mr. Buswell was Senior Vice President at Leidos, a Fortune 500® innovation company Headquartered in Reston, Virginia, with over 47,000 employees and over $14 billion in annual revenue. In this role, Mr. Buswell led Leidos’ security technology business addressing the world’s most vexing challenges in national security. From September 2013 to July 2015, Mr. Buswell was president of the North Americas division of Rapiscan Systems, a world leader in state-of-the-art security screening products, services and solutions. He also led the launch of the Real Time Tomography product line, ensuring US government certification of the technology for aviation screening and securing the first competitive contracts for installation in European airports. Prior to joining Rapiscan, Mr. Buswell was president and chief executive of Morpho Detection (previously General Electric Homeland Protection prior to being acquired by Safran, a French aerospace and defense company) from July 2010 to July 2013. He developed and implemented a growth-targeted strategy for Morpho Detection, translating global security needs into a market leading products and services portfolio through internal investment and strategic acquisitions. He joined Morpho Detection from his previous role at the United States Department of Homeland Security as Deputy Under Secretary for Science and Technology where he led a 1200 staff in the development of technologies in support of DHS operating components including the Transportation Security Administration, Customs & Border Protection, the US Secret Service and the Federal Emergency Management Agency, as well as state and local first responders. Following that role, he served as the acting Undersecretary during the first year of the Obama administration. Mr. Buswell’s previous experience includes Government Relations Manager for General Electric’s Global Research Center, and over 20 years as a submarine officer in the US Navy where he served in a variety of assignments at sea and ashore including Congressional Liaison for Navy R&D programs at the Navy Office of Legislative Affairs and Chief of Staff at the Office of Naval Research. Mr. Buswell graduated from the US Naval Academy with a Bachelor of Science in Systems Engineering, and the George Washington University with a Master of Business Administration.

We believe Mr. Buswell is qualified to serve on the board of directors due to his extensive experience in the security screening industry.

Keisha Lance Bottoms serves as an independent director of the Company. She is an exceptional visionary and transformational leader, focused on driving business and government toward deeper and more equitable outcomes. Her deep business acumen, centered around results and metrics, was instrumental in successfully leading Atlanta. In a strong Mayor form of government, Keisha led an almost $2B enterprise with close to 10K employees, delivering services and fostering well-being for the over 600K residents and numerous Fortune 500 and small businesses that call Atlanta home. Keisha has also served as Senior Advisor to President Joe Biden, leading strategy and engagement on the President’s key initiatives. She serves as a member of the President’s Export Council, joining CEOs, labor leaders, and others on the principal national advisory committee on international trade. Additionally, she is a member of the Advisory Boards of Coinbase, JP Morgan Chase Advancing Black Pathways, and the University of Chicago Institute of Politics. Her steadfast leadership and equity-focused philosophy have led to numerous accolades and leadership positions, including having served as the Chair of the Community Development and Housing Committee and the Census Task Force for the United States Conference of Mayors and as a Trustee for the African American Mayors Association. Keisha was also selected to Chair the Platform Committee for the 2020 Democratic National Convention and served as the DNC’s Vice Chair of Civic Engagement and Voter Protection. Keisha is the only Mayor in Atlanta’s history to have served in all three branches of government, having served as a Judge and a City Councilmember. Tracing her family’s roots to a slave plantation in Georgia, it was Keisha’s highest honor to be named the 2020 Georgian of the Year by Georgia Trend Magazine. She also was named one of Glamour Magazine’s Women of the Year and was named a member of Ebony Magazine’s prestigious Power 100 List. She has also been honored as a BET 100 Entertainer and Innovator of the Year and was named the Smart Cities Dive’s 2020 Leader of the Year. Keisha was also the recipient of the Distinguished Civil Rights Advocate Award presented by the Lawyers’ Committee for Civil Rights Under the Law.

We believe Ms. Bottoms is qualified to serve on the board of directors due to her visionary and leadership skills as well as her governmental experience all developed over the course of her career and specifically from her time as Mayor of Atlanta.

James Jenkins serves as an independent director of the Company. Mr. Jenkins is the Chief Executive Officer, Chairman and President of Lakeland Industries, Inc. and has served as a member of the Board since 2016. Mr. Jenkins previously served on Lakeland’s Board from 2012 to 2015 and was a member of Mars’ Audit and Corporate Governance Committees. Mr. Jenkins was the General Counsel and Vice President of Corporate Development until June 1, 2024 for Transcat, Inc. (Nasdaq: TRNS), a provider of calibration, repair, inspection and laboratory services, where he served as Transcat’s chief risk officer and advised management and the board of directors over matters of corporate governance and securities law. He also led Transcat’s acquisition strategy. He joined Transcat in September 2020. Prior to joining Transcat, he was a partner at Harter Secrest & Emery LLP, a regional law firm located in New York State. His practice focused in the areas of corporate governance, and general corporate law matters, including initial and secondary public offerings, private placements, mergers and acquisitions, and securities law compliance. Mr. Jenkins joined the firm in 1989 as an associate and was elected a partner effective January 1, 1997. He is a Chambers rated attorney and served as the Chair of the firm’s Securities Practice Group from 2001 to 2020 and as a member of the firm’s Management Committee from January 2007 to January 2013. From 2018 until September 2020, he served as the Partner in Charge of the firm’s New York City office. Mr. Jenkins holds a BA from Virginia Military Institute and a J.D. from West Virginia University College of Law.

We believe Mr. Jenkins is qualified to serve on the board of directors due to his leadership skills and experience with public companies

Michael McGarrity serves as an independent director of the Company. Mr. McGarrity is a member of ScanTech Identification Beam Systems, LLC’s board of directors and is a recognized leader in global security with extensive private and public sector experience. Mr. McGarrity is Vice President Global Security for Capital One where he leads a skilled Capital One team to detect and mitigate risks across a global footprint. With 28 years of public service, the last 23 years with the FBI, Mr. McGarrity has led teams at all levels to protect the American people. Mike brings strong operational experience most recently serving as the Assistant Director of Counterterrorism with daily oversight of all counterterrorism operations in the FBI’s 56 field offices and almost 80 overseas offices. Mr. McGarrity was continuously recognized for his strategic vision and performance and promoted into the FBI’s most challenging and critical positions including serving as the squad supervisor of the FBI’s extraterritorial squad, first Director of the USG’s Hostage Recovery Fusion Cell, Special Agent in Charge of the Criminal Division of the New York Field Office, and Assistant Director of Counterterrorism, the FBI’s priority mission. Mr. McGarrity served at the CIA and on the White House National Security Council as Director of Counterterrorism and has met regularly with congressional leaders, senior White House national security leaders, foreign law enforcement leaders, and cabinet officials. Mr. McGarrity is the recipient of the Distinguished Presidential Rank Award, Department of Justice Victim Assistance Award, Organized Crime and Drug Enforcement National Anniversary Award, and the Catholic University School of Law Alumni Award for Leadership and Academic Excellence. Previously, as Vice President of Global Risk Services for Global Guardian LLC, an international security firm that provides Fortune 500 businesses with integrated security, cyber, medical, and emergency response services, Mr. McGarrity worked with numerous clients to provide strategic guidance to protect their people, infrastructure, and communications. He supported clients with global travel security, cybersecurity, threat management, crisis management, and emergency response matters to protect their workforce and assets. A New Jersey native, Mr. McGarrity holds his undergraduate and law degree magna cum laude from the Catholic University of America and executive certificates form Harvard’s Kennedy School of Government, University of Virginia Darden School of Business, and Northwestern University. He is a current member of the International Association Chiefs of Police (IACP) Committee on Terrorism and past board member of the Five Eyes Leadership in Counterterrorism (LinCT) program.

We believe Mr. McGarrity is qualified to serve on the board of directors due to his experience in leading counter-terrorism investigations and coordinating US national security and private sector security programs.

Director Nominees

Biographical information that led to the nominations by the Board of the below director nominees.

Roosevelt Council has more than 30 years of experience as a financial professional in public accounting, state and local government, experience in airport operations and management, and experience in transportation logistics. Starting June 2018, Mr. Council served as the Chief Financial Officer for the City of Atlanta under the leadership of Mayor Keisha Lance-Bottom. Prior to that and starting January 2017, Mr. Council served as the General Manager of Hartsfield-Jackson Atlanta International Airport (H-JAIA). For the 3 years prior, Mr. Council served as Deputy General Manager and Chief Financial Officer at Hartsfield-Jackson Atlanta International Airport (H-JAIA). Mr. Council is a member of the Atlanta Beltline Affordable Housing Advisory Board and a member of the Local Board of Directors for the Atlanta Technical College. In 1987, Mr. Council graduated from the University of Memphis with a Bachelor of Business Administration degree and in 1982, Mr. Council graduated from Delta State University with a Bachelor of Business Administration degree.

We believe Mr. Council is qualified to serve on the board of directors due to his experience in public accounting, government, and operations management.

CORPORATE GOVERNANCE AND BOARD MATTERS

Information Regarding the Board of Directors and Corporate Governance

Family Relationships

There are no family relationships among the members of the board of directors and our executive officers.

Independence of the Board of Directors

As required under The Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Since our common stock is listed on Nasdaq, we are required to comply with the applicable rules of such exchange in determining whether a director is independent.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the board of directors has affirmatively determined that all of our current directors, other than Mr. Falconer due to his positions as our current President and Chief Executive Officer, are independent within the meaning of the applicable Nasdaq listing standards. In making this determination, the board of directors found that none of the independent nominees for director had a material or other disqualifying relationship with the Company.

Board Leadership Structure

We currently have separate individuals serving in the roles of Chairman of the board of directors and Chief Executive Officer in recognition of the differences between the two roles. The board of directors believes that the decision as to whether the positions of Chair and Chief Executive Officer should be combined or separated, and whether an executive or an independent director should serve as Chair if the roles are split, should be based upon the particular circumstances facing the Company. The board of directors believes that it is important to retain the flexibility to allocate the responsibilities of the offices of Chair of the board of directors and Chief Executive Officer in any manner that it determines to be in the best interests of the Company and its stockholders. Our Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership of the Company, while the Chair of the board of directors provides guidance to the Chief Executive Officer, prepares the agendas for board meetings, determines materials to be distributed to the board of directors, and presides over the meetings of the board of directors. We believe this balance of shared leadership between the two positions is appropriate and is a strength for the Company.

As discussed above, except for our Chief Executive Officer, our board of directors is comprised of independent directors. The active involvement of these independent directors, combined with the qualifications and significant responsibilities of our Chief Executive Officer, provide balance in the board of directors and promote strong, independent oversight of our management and affairs.

Role of the Board of Directors in Risk Oversight

The board of directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The board of directors regularly reviews information regarding our credit, liquidity, and operations, as well as the risks associated with each. The Audit Committee’s charter mandates the Audit Committee to review and discuss with management and our independent registered public accounting firm, as appropriate, our major financial risk exposures and the steps taken by management to monitor and control these exposures. In addition, the Audit Committee discusses major financial, information security (including cybersecurity) and data privacy risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Nominating and Corporate Governance Committee manages risks associated with the independence of the board of directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks.

Information Regarding Committees of the Board of Directors

The board of directors has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The board of directors has adopted a written charter for each committee that is available to stockholders on the Investor Relations section of our website at http://www.scantechais.com.

The following table provides membership information for each of the committees of the board of directors as of October 14, 2025:

Name	Audit	Compensation	Nominating and Corporate Governance
Keisha Lance Bottoms	X	X (Chair)
Bradley Buswell	X (Co-Chair)	X	X
Dolan Falconer
James Jenkins	X (Co-Chair)	X
Michael McGarrity			X (Chair)

Committees of the Board of Directors

The board of directors directs the management of our business and affairs, as provided by Delaware law, and conduct its business through meetings of the board of directors and its standing committees. The board of directors has the following standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which operates under a written charter.

In addition, from time to time, special committees may be established under the direction of the board of directors when the board of directors deems it necessary or advisable to address specific issues. Current copies of our committee charters are posted on our website, as required by applicable SEC and Nasdaq rules. The information on or available through our website is not deemed incorporated in this proxy statement and does not form part of this proxy statement.

Audit Committee

Our Audit Committee consists of Ms. Bottoms, Mr. Buswell, and Mr. Jenkins, with Mr. Jenkins and Mr. Buswell serving as its co-chairs. The board of directors determined that each of these individuals satisfies the independence requirements of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), Rule 10A-3 under the Exchange Act, and the applicable listing standards of Nasdaq. Each member of audit committee satisfies the requirements for financial literacy under the applicable Nasdaq rules. In arriving at this determination, the board of directors examined each audit committee member’s scope of experience and the nature of their prior and/or current employment. The Audit Committee was not formed until January 2025, and therefore it did not hold any meetings during 2024.

The board of directors determines that Mr. Jenkins qualifies as an “audit committee financial expert” within the meaning of SEC regulations and meets the financial sophistication requirements of Nasdaq rules. In making this determination, the board of directors considered Mr. Jenkins’s formal education and previous and current experience in financial and accounting roles. Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee.

The Audit Committee’s responsibilities include, among other things:

●	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

●	discussing with our independent registered public accounting firm their independence from management;

●	reviewing with our independent registered public accounting firm the scope and results of their audit;

●	pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

●	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that the Company files with the SEC;

●	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; and

●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Report of the Audit Committee of the Board of Directors

The Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2024 with the Company’s management. The Audit Committee discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee also received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Respectfully submitted by the members of the Audit Committee:

James Jenkins (Co-Chair)

Keisha Lance Bottoms

Bradley Buswell (Co-Chair)

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

Our Compensation Committee consists of Ms. Bottoms, Mr. Buswell, and Mr. Jenkins, with Ms. Bottoms as its chair. The board of directors determined that each of Ms. Bottoms, Mr. Buswell and Mr. Jenkins are non-employee directors, as defined in Rule 16b-3 promulgated under the Exchange Act. The board of directors determined that Ms. Bottoms, Mr. Buswell and Mr. Jenkins are “independent” as defined under the applicable Nasdaq listing standards, including the standards specific to members of a compensation committee. The Compensation Committee was not formed until January 2025, and therefore it did not hold any meetings during 2024.

The Compensation Committee’s responsibilities include, among other things:

●	reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of these goals and objectives and setting or making recommendations to the board of directors regarding the compensation of our Chief Executive Officer;

●	reviewing and setting or making recommendations to the board of directors regarding the compensation of the other executive officers;

●	making recommendations to the board of directors regarding the compensation of directors;

●	reviewing and approving or making recommendations to the board of directors regarding incentive compensation and equity-based plans and arrangements; and

●	appointing and overseeing any compensation consultants.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee will meet at least twice annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice, or to otherwise participate in Compensation Committee meetings. Our Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his or her compensation. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities, and personnel of the Company.

The Compensation Committee charter authorizes the Compensation Committee to delegate authority to one or more members of the Compensation Committee or to one or more executive officers of the Company, and to form and delegate authority to one or more subcommittees and to one or more committees of executive officers of the Company for any purpose that the Compensation Committee deems appropriate, except that the Compensation Committee may not delegate authority to approve compensation for the Company’s Chief Executive Officer or other officers of the Company subject to the reporting requirements under Section 16(a) of the Exchange Act, unless such delegation is to a subcommittee consisting of at least two members of the Compensation Committee.

In addition, under its charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties.

The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Mr. Buswell and Mr. McGarrity, with Mr. McGarrity as its chair. The board of directors determined that each of Mr. Buswell and Mr. McGarrity is “independent” as defined under the applicable listing standards of Nasdaq and SEC rules and regulations. The Nominating and Corporate Governance Committee was not formed until January 2025, and therefore it did not hold any meetings during 2024.

The Nominating and Corporate Governance Committee’s responsibilities include, among other things:

●	identifying individuals qualified to become members of the board of directors, consistent with criteria approved by the Board;

●	recommending to the Board the nominees for election to the Board at annual meetings of shareholders;

●	overseeing an evaluation of the board of directors and its committees; and

●	developing and recommending to the board of directors a set of corporate governance guidelines.

The Nominating and Corporate Governance Committee makes recommendations to the full board of directors regarding the size of the board of directors, the composition of the board of directors, the process for filling vacancies on the board of directors, and the tenure of members of the board of directors. It also makes recommendations to the board of directors regarding the criteria for board of directors and committee membership, including a description of any specific, minimum qualifications that Nominating and Corporate Governance Committee believes must be met by a director nominee, and a description of any specific qualities or skills that the Nominating and Corporate Governance Committee believes are necessary for one or more of the Company’s directors to possess, and periodically reassesses the adequacy of such criteria and submits any proposed changes to the board of directors for approval. In identifying and evaluating proposed director candidates, the Nominating and Corporate Governance Committee considers the extent to which a nominee will contribute to an appropriately inclusive board of directors and may consider, in addition to the minimum qualifications and other criteria for board of directors membership approved by the board of directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence, and the needs of the board of directors.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the board of directors may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 1735 Enterprise Drive, Buford, Georgia 30518. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director, and a representation that the nominating stockholder is a beneficial or record holder of the Company’s stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Stockholder Communications with the Board of Directors

Communications addressed to the board of directors will be reviewed by one or more of our executive officers, who will determine whether the communication should be presented to the board of directors. The purpose of this screening is to allow the board of directors to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations, and hostile communications).

Communications to the board of directors must be sent in writing in care of our Corporate Secretary to our headquarters at 1735 Enterprise Drive, Buford, Georgia 30518. All communications directed to the Audit Committee in accordance with our whistleblower policy that relate to questionable accounting or auditing matters involving the Company will be promptly and directly forwarded to the Audit Committee.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all officers, directors, and employees of the Company, whether they work for the Company on a full-time, part-time, consultative or temporary basis. The Code of Business Conduct and Ethics is available on the Investor Relations section of our website at http://www.scantechais.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Conduct to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Anti-Hedging/Pledging Policy

Our insider trading policy prohibits certain of our directors and officers from engaging in hedging or monetization transactions or similar arrangements with respect to Company securities or certain other inherently speculative transactions with respect to our securities, and from pledging our securities as collateral for any loans.

Insider Trading Policies and Procedures

Our insider trading policy also prohibits directors, officers, and other employees, as well as consultants and independent contractors from purchasing or selling our securities while in possession of material nonpublic information and contains restrictions relating to pre-clearance procedures and blackout periods. Directors and executive officers are permitted to enter into trading plans that are intended to comply with the requirements of Rule 10b5-1 of the Exchange Act. The insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards.

While we have not adopted a formal policy governing transactions by the Company in its securities, we will not engage in transactions in Company securities, or adopt any securities repurchase plans, while in possession of material non-public information relating to the Company or its securities other than in compliance with applicable law, subject to the policies and procedures adopted by the Company.

Clawback Policy

We adopted a Clawback Policy, which applies to certain incentive compensation received by an executive officer and which complies with the applicable requirements for compensation recovery (or “clawback”) policies adopted by the SEC and The Nasdaq Stock Market. Pursuant to the policy, if the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Compensation Committee will cause the Company to recovery reasonably promptly, subject to certain exceptions, any erroneously awarded incentive compensation received by any covered executive officer during the three completed fiscal years immediately preceding the date on which the Company is required to prepare such an accounting restatement. Covered executive officers include both current and former executive officers.

Corporate Governance Principles

The board of directors has documented our governance practices by adopting Corporate Governance Principles to assure that the board of directors will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Principles are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Principles set forth the practices the board of directors intends to follow with respect to board composition and selection, board meetings and involvement of senior management, chief executive officer performance evaluation and succession planning, and board committees and compensation. These principles will be regularly re-evaluated by the Nominating and Corporate Governance Committee in light of changing circumstances over time, in order to continue serving the best interests of the Company and its stockholders. The Corporate Governance Principles, as well as the charters for each committee of the board of directors, may be viewed on the Investor Relations section of our website at http://www.scantechais.com.

EXECUTIVE COMPENSATION

The Company is an emerging growth company as such term is defined under the Exchange Act. This section discusses the material elements of compensation awarded to, earned by or paid to the Company’s principal executive officer and other executive officers. We have also included the material elements of compensation awarded to, earned by or paid to other officers of SIBS who may be named executive officers prior to the Business Combination. Together, these officers are referred to as “named executive officers” or “NEOs.”

Other than as set forth in the table and described more fully below, SIBS did not pay any fees to, make any equity awards or non-equity awards to, or pay any other compensation to the named executive officers. The compensation reported in this summary compensation table below is not necessarily indicative of how we will compensate our named executive officers in the future.

Each of the NEOs entered into a new employment agreement with the Company, which agreements provided for increased base salaries and target annual bonus opportunities. We expect that the Compensation Committee will determine the Company’s compensation framework now that the Company is a publicly-traded company, and its compensation program could vary significantly from SIBS’s historical practices.

ScanTech Officers Employment Agreements

On June 1, 2018, SIBS entered into a consulting agreement with Mr. Falconer (the “Falconer Agreement”), pursuant to which Mr. Falconer serves as ScanTech’s Chief Executive Officer. Pursuant to the agreement, Mr. Falconer is entitled to an annual base salary of $324,140. In August 2020, Mr. Falconer voluntarily reduced his base salary to $295,000. If Mr. Falconer’s engagement is terminated by ScanTech without Cause or by Mr. Falconer for Good Reason (each as defined in the Falconer Agreement), he is entitled to one year’s consulting fee.

On June 1, 2011, SIBS entered into an employment agreement with Mr. Maron ‘Rocky’ Starns (the “Starns Agreement”), pursuant to which Mr. Starns serves as ScanTech’s Chief Technology Officer. Pursuant to the agreement, Mr. Starns is entitled to an annual base salary of $380,000 per annum. In August 2020, Mr. Starns voluntarily reduced his base salary to $295,000. If Mr. Starns’ employment is terminated by SIBS without Cause (as defined in the Starns Agreement), he is entitled to six months’ base salary.

On June 1, 2014, SIBS entered into an employment agreement with Dr. Christopher Green (the “Green Agreement”) to serve as SIBS’s Director of Engineering. Dr. Green was subsequently promoted to Vice President of Engineering. Pursuant to the agreement, Dr. Green is entitled to an annual base salary of $178,700, which has been subsequently increased to $267,000. If Dr. Green’s employment is terminated by SIBS without Cause or by Dr. Green for Good Reason (each as defined in the Green Agreement), he is entitled to one year’s base salary.

Pursuant to their respective agreements, each of the foregoing officers is eligible to participate in a number of SIBS-sponsored benefit plans, programs and arrangements.

ScanTech Officers Compensation

					Equity	All Other
		Salary		Bonus	Award	Compensation	Total
Name and Principal Position	Year	($)		($)	($)	($)(1)	($)
Dolan Falconer	2024	340,000		30,000	800,577	3,193	1,170,577
Chief Executive Officer	2023	370,491	(2)	—	101,787	3,193	475,471

Marion “Rocky” Starns	2024	335,000		142,000	400,000	—	877,000
Executive Vice President & Chief Operating Officer	2023	295,000		—	—	15,145	310,145

Dr. Christopher Green	2024	305,000		137,000	300,000	—	742,000
Vice President & Chief Technology Officer	2023	267,000		—	—	—	267,000

(1)	Represents premiums paid for life insurance policies.
(2)	Includes $75,491 of fees accrued for deferred compensation and back pay in 2023.

Outstanding Equity Awards at Fiscal Year End

The following table provides information about the number of outstanding equity awards in ScanTech held by each of its named executive officers as of December 31, 2024:

	Equity Incentive	Equity Incentive
	Plan Awards:	Plan Awards:
	Number of	Market or Payout
	Unearned Units	Value of Unearned
	That Have	Units That Have
Name	Not Vested	Not Vested
Dolan Falconer	—	—
Chief Executive Officer
Marion “Rocky” Starns	—	—
Chief Technology Officer
Dr. Christopher Green	—	—
Vice President, Engineering

Health and Welfare Plans

Our NEOs are eligible to participate in the employee benefit plans that we offer to our employees generally, including medical, life and accidental death and dismemberment, and short- and long-term disability benefits.

Equity Compensation Plan Information

We adopted the 2025 Plan on December 14, 2024, which provides for the grant of non-qualified stock options and incentive stock options to purchase shares of our common stock and for the grant of restricted and unrestricted share grants and restricted stock units. The following table provides information with respect to our compensation plans under which equity compensation was authorized as of December 31, 2024. No awards were granted under the 2025 Plan in 2024.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options	(b) Weighted- Average Exercise Price of Outstanding Options	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan (Excluding Securities Reflected In Column (a))
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	—

DIRECTOR COMPENSATION

The following table sets forth information regarding the compensation earned for service on our board of directors by our non-employee directors during the year ended December 31, 2024. The compensation for Mr. Falconer as an executive officer is set forth above under “Executive Compensation — Summary of Historical Compensation of Executive Officers.”

	Fees Earned or Paid in Cash	Equity Awards	All Other Compensation	Total
Name	($)	($)	($)	($)
James Jenkins	50,000	200,000	—	250,000
Keisha Lance Bottoms	48,500	200,000	—	248,500
Bradley Buswell	45,000	200,000	—	245,000
Thomas McMillen(1)	47,500	200,000	—	247,500
Michael McGarrity	42,500	200,000	—	242,500

(1)	Mr. McMillen resigned from the Company’s board of directors and all respective committees of which he was a member on August 22, 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of the record date for the Annual Meeting, by:

●	each of the Company’s named executive officers, directors, and director nominees;

●	all of the Company’s executive officers, directors, and director nominees as a group; and

●	each person known by us to be beneficial owners of more than 5% of our outstanding common stock.

This table is based upon information supplied by officers, directors, and principal stockholders and Schedules 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 71,219,522 shares outstanding on the record date, adjusted as required by rules promulgated by the SEC.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o ScanTech AI Systems Inc., 1735 Enterprise Drive, Buford, Georgia 30518.

	Beneficial Ownership
	Common Stock
Name and Address of Beneficial Owner	Shares	% of Class
Directors and Named Executive Officers
Dolan Falconer(1)	688,151	*
Marion “Rocky” Starns	169,480	*
Christopher Green	135,214	*
James C. White	71,715	*
Alfred Forbes IV	138,621	*
Keisha Lance Bottoms(2)	100,000	*
Bradley Buswell(3)	100,000	*
James Jenkins(4)	151,750	*
Michael McGarrity(5)	105,000	*
Thomas McMillen	-	-

All directors and executive officers as a group (9 individuals)	1,659,931	2.33%

Other 5% Beneficial Owners
Seaport Global Asset Management LLC	16,302,973	22.89%
ARC Group International Ltd.(6)	5,273,832	7.21%

*	Less than 1.0%

(1)	Consists of 688,151 shares of common stock held directly by Mr. Falconer.

(2)	Consists of 100,000 shares issuable pursuant to restricted stock units within 60 days of the record date of the Annual Meeting.

(3)	Consists of 100,000 shares issuable pursuant to restricted stock units within 60 days of the record date of the Annual Meeting.

(4)	Consists of (i) consists of 51,750 shares of common stock held directly by Mr. Jenkins and (ii) 100,000 shares issuable pursuant to restricted stock units within 60 days of the record date of the Annual Meeting.

(5)	Consists of (i) consists of 5,000 shares of common stock held directly by Mr. Jenkins and (ii) 100,000 shares issuable pursuant to restricted stock units within 60 days of the record date of the Annual Meeting.

(6)	Inlcudes (i) 3,365,934 shares of common stock issued pursuant to the ELOC Purchase Agreement and (ii) 1,907,898 shares of common stock underlying the pre-funded warrants issued in connection with the Committed Equity Financing. The pre-funded warrants are subject to a beneficial ownership limitation of 4.99/9.99%. The address of ARC Group International Ltd. is 10 East 53rd St, Suite 3001, New York, NY 10022.

TRANSACTIONS WITH RELATED PARTIES

Unless described below, during the last two fiscal years, there are no transactions or series of similar transactions to which we were a party or will be a party, in which :

●	the amounts involved exceeded or will exceed the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years; and

●	any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Related Party Transactions

John Redmond

As of March 31, 2025, only three loans, together totaling $2.4 million, issued by St. James Bank and Trust Company Ltd (“SJBT”) via the promissory note agreements between Azure LLC and ScanTech remained on the balance sheet. The remaining loan balances, along with the related accrued interest payables, had been converted into shares of the Company’s common stock at the closing of the Business Combination. The settlement was treated as a capital transaction, with the corresponding gain being recorded in additional paid-in capital, as the settlement was deemed to be a troubled debt restructuring. As of December 31, 2024, the Company’s outstanding loan balances with these entities, including accrued interest, were approximately $61.3 million. As of December 31, 2024, the Company was in default on all notes held by Azure.

The conversion feature did not meet the definition of a derivative and did not contain a significant premium. Therefore, the Company did not account for the conversion feature separately. Mr. Redmond also has an intercreditor agreement with the Seed financing noteholders, which provides drag-along conversion and certain collateral agency rights under certain terms and conditions. The drag-along conversion rights were deemed to be a contingent conversion feature, which would not require recognition until the contingency is met. The drag-along conversion rights also did not meet the definition of a derivative. These drag-along conversion rights were exercised and no longer outstanding upon the consummation of the business combination.

On February 7, 2025, the Company entered into a non-binding refinance term sheet with NACS, LLC, John Redmond, and SJBT. Under the terms of this agreement, the Company was to issue 316,616 shares of common stock to SJBT. SJBT would then sell these shares, subject to a leak-out agreement, and use the sale proceeds to repay the carryforward amounts of the existing loans. The proceeds from the share sales were specifically applied to reduce the accrued and unpaid interest on the Azure loans.

The following table lists the accrued interest and principal balances of the notes issued to related parties associated with John Redmond, the Company’s Chairman. (See Note 6 – Related Party Transactions)

	As of June 30, 2025			As of December 31, 2024
	Interest	Principal		Interest	Principal
Entity	Payable	Payable	Total	Payable	Payable	Total
Azure, LLC	$—	$—	$—	$3,095,947	$6,831,987	$9,927,934
NACS, LLC	—	—	—	25,052,756	11,493,949	36,546,705
Assumed notes	—	—	—	11,092,887	3,770,119	14,863,006
Total	$—	$—	$—	$39,241,591	$22,096,055	$61,337,646

Mr. Redmond also paid expenses on behalf of the Company which were not included as principal balance in any of Mr. Redmond’s outstanding loans. As of June 30, 2025 and December 31, 2024, Mr. Redmond’s outstanding expense advances were $0.4 million and $1.3 million, respectively. These items are presented in the Balance Sheets under the caption of related parties payables.

Dolan Falconer

Mr. Falconer, the CEO of the Company, paid for certain expenses on behalf of the Company. On September 26, 2024, the Company entered into a conversion and mutual release agreement with Mr. Falconer. Under the terms of the agreement, the parties agreed that it would be mutually beneficial for Mr. Falconer to convert all of his deferred compensation, totaling $1,189,716, into 275,751 shares of the Company’s common stock upon the closing of the Business Combination.

The total deferred compensation of $1,189,716 as of December 31, 2024 is comprised of the following components: deferred compensation of $726,318, associated late fees of $247,321, a deferred incentive of $41,651, unpaid hardship compensation of $16,899, and a payable balance of $208,727 for operating expenses paid on behalf of the Company. This total is partially offset by employee advances of $51,200. These amounts were presented on the Company’s balance sheet as of December 31, 2024, under the following captions: accrued compensation ($1,032,189), related parties payables ($208,727), and other current assets ($51,200).

Alice Wilson

Ms. Wilson is the sister of Mr. Falconer. Ms. Wilson has extended an expense advance on behalf of the Company. The balance of Mrs. Wilson’s expense advance as of June 30, 2025 and December 31, 2024 was $20,000. The amount was presented in the condensed consolidated balance sheets under the caption of related parties payable disclosed in the 2024 Annual Report on Form 10-K.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Company stockholders will be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate proxy materials, please notify your broker. Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

FORM 10-K INFORMATION; OTHER SEC FILINGS

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be read over the Internet at the SEC’s website at http://www.sec.gov or at our website at http://www.scantechais.com. Information contained on or accessible through, including any reports available on, our website or any other website referenced in this proxy statement is not part of this proxy statement. References to websites in this proxy statement are intended to be inactive textual references only.

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, is available without charge upon written request to: Secretary, ScanTech AI Systems Inc., 1735 Enterprise Drive, Buford, Georgia 30518.

OTHER MATTERS

The board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. As always, we encourage you to vote your shares prior to the Annual Meeting.

By Order of the Board of Directors

Bradley Buswell

Chairman of the Board of Directors

__________, 2025

ANNEX A

CERTIFICATE OF AMENDMENT TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SCANTECH AI SYSTEMS INC.

(Pursuant to Sections 228 and 242 of the

General Corporation Law of the State of Delaware)

This Certificate of Amendment (this “Certificate of Amendment”) to the Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware (“Delaware Corporation Law”) and the amendments set forth below shall become effective upon the filing and effectiveness pursuant to the Delaware Corporation Law of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company:

1. Article Four of the Amended and Restated Certificate of Incorporation of the Company is hereby amended by adding the following paragraph at the end thereof:

“Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware Corporation Law of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, each [●] ([●]) share(s) of the Corporation’s common stock, par value $0.0001 per share (the “Common Stock”), issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof (the “Reverse Stock Split”). No fractional shares will be issued as a result of the Reverse Stock Split and, in lieu thereof, (a) with respect to holders of one or more certificates, if any, which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, upon surrender after the Effective Time of such certificate or certificates, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment (the “Fractional Share Payment”) equal to the fraction of which such holder would otherwise be entitled multiplied by the closing price per share of Common Stock on the date of the Effective Time as reported by The Nasdaq Global Market; provided that, whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (i) the total number of shares of Common Stock that were issued and outstanding immediately prior to the Effective Time formerly represented by certificates that the holder is at the time surrendering and (ii) the aggregate number of shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificates shall have been reclassified; and (b) with respect to holders of shares of Common Stock in book-entry form in the records of the Corporation’s transfer agent that were issued and outstanding immediately prior to the Effective Time, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split (after aggregating all fractional shares), following the Effective Time, shall be entitled to receive the Fractional Share Payment automatically and without any action by the holder.”

2. This Certificate of Amendment shall become effective on           at           [a.m./p.m.] Eastern Time.

3. Except as set forth in this Certificate of Amendment, the Amended and Restated Certificate of Incorporation, as amended, remains in full force and effect.

[Rest of Page Left Blank]

IN WITNESS WHEREOF, ScanTech AI Systems Inc. has caused this Certificate of Amendment to be signed by its duly authorized officer this           day of                     , 2025.

SCANTECH AI SYSTEMS INC.

By:
Dolan Falconer
Chief Executive Officer

[Signature Page to Certificate of Amendment]

ANNEX B

SCANTECH AI SYSTEMS INC.
2025 EQUITY INCENTIVE PLAN

1.Purpose.   The purposes of this Plan are to:

(a) attract, retain, and motivate Employees, Directors, and Consultants,

(b) provide additional incentives to Employees, Directors, and Consultants, and

(c) promote the success of the Company’s business,

by providing Employees, Directors, and Consultants with opportunities to acquire the Company’s Shares, or to receive monetary payments based on the value of such Shares. Additionally, the Plan is intended to assist in further aligning the interests of the Company’s Employees, Directors, and Consultants to those of its shareholders.

2. Definitions.   As used herein, the following definitions will apply:

(a) “Administrator” means a committee of at least one Director of the Company as the Board may appoint to administer this Plan or, if no such committee has been appointed by the Board, the Board.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Other Stock-Based Awards.

(d) “Award Agreement” means the written or electronic agreement, consistent with the terms of the Plan, between the Company and the Participant, setting forth the terms, conditions, and restrictions applicable to each Award granted under the Plan.

(e) “Board” means the Company’s Board of Directors, as constituted from time to time and, where the context so requires, reference to the “Board” may refer to a committee to whom the Board has delegated authority to administer any aspect of this Plan.

(f) “Cause” shall have the meaning ascribed to such term, or term of similar effect, in any offer letter, employment, consulting, severance, or similar agreement, including any Award Agreement, between the Participant and the Company or any Subsidiary; provided, that in the absence of an offer letter, employment, severance, or similar agreement containing such definition, “Cause” means:

(i)	any willful, material violation by the Participant of any law or regulation applicable to the business of the Company, a Subsidiary, or other affiliate of the Company;

(ii)	the Participant’s conviction for, or guilty plea to, a felony (or crime of similar magnitude under Applicable Laws outside the United States) or a crime involving moral turpitude, or any willful perpetration by the Participant of a common law fraud, act of material dishonesty, embezzlement, or misappropriation or similar conduct against the Company, a Subsidiary, or other affiliate of the Company;

(iii)	the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company, a Subsidiary, other affiliate of the Company, or any other entity having a business relationship with any of the foregoing;

(iv)	any material breach or violation by the Participant of any fiduciary duties or duties of care to the Company or provision of any agreement or understanding between the Company, a Subsidiary, or other affiliate of the Company and the Participant regarding the terms of the Participant’s service as an Employee, officer, Director, or Consultant to the Company, a Subsidiary, or other affiliate of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an Employee, officer, Director, or Consultant of the Company, a Subsidiary, or other affiliate of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment, confidentiality, non-competition, non-solicitation, restrictive covenant, or similar agreement between the Company, a Subsidiary, or other affiliate of the Company and the Participant;

(v)	any willful and continued refusal by the Participant to carry out a reasonable directive of the chief executive officer, the Board or the Participant’s direct supervisor, which involves the business of the Company, a Subsidiary, or other affiliate of the Company and was capable of being lawfully performed;

(vi)	the Participant’s violation of the code of ethics of the Company or any Subsidiary;

(vii)	the Participant’s disregard of the policies of the Company, a Subsidiary, or other affiliate of the Company so as to cause loss, harm, damage, or injury to the property, reputation, or employees of the Company, a Subsidiary, or other affiliate of the Company; or

(viii)	any other misconduct by the Participant that is injurious to the financial condition or business reputation of, or is otherwise injurious to, the Company, a Subsidiary, or other affiliate of the Company; provided that, in the case of clauses (iv), (v), (vi), (vii), and (viii) above, the Company has given written notice to the Participant of such circumstances and which circumstances, if capable of being cured, has not been cured within thirty (30) days after such notice.

(g) “Change in Control” means the occurrence of any of the following events:

(i)	any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii)	the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii)	a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the Effective Date, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)	the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation. Notwithstanding the foregoing, a transaction shall not constitute a Change in Control if its sole purpose is to change the jurisdiction of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for a deferral of compensation and is subject to Code Section 409A, then notwithstanding anything to the contrary in the Plan or applicable Award Agreement, the transaction with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.

(h) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(i) “Company” means ScanTech AI Systems Inc., a Delaware corporation, or any successor thereto.

(j) “Consultant” means a consultant or adviser who provides bona fide services to the Company, its Parent, or any Subsidiary as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

(k) “Director” means a member of the Board.

(l) “Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of an Award other than an Incentive Stock Option, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(m) “Effective Date” shall have the meaning set forth in Section 24.

(n) “Employee” means any person, including officers and Directors, employed by the Company, its Parent, or any Subsidiary. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Fair Market Value” means, as of any date, the value of a Share, determined as follows:

(i)	if the Shares are readily tradable on an established securities market, its Fair Market Value will be the closing sales price for such shares (or the closing bid, if no sales were reported) as quoted on such market for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)	if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean between the high bid and low asked prices for a Share for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)	if the Shares are not readily tradable on an established securities market, the Fair Market Value will be determined in good faith by the Administrator. Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time. In addition, the determination of Fair Market Value in all cases shall be in accordance with the requirements set forth under Code Section 409A to the extent necessary for an Award to comply with, or be exempt from, Code Section 409A. The Administrator’s determination shall be conclusive and binding on all persons.

(q) “Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(r) “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Exchange Act Rule 16b-3.

(s) “Nonqualified Stock Option” means a Stock Option that by its terms, or in operation, does not qualify or is not intended to qualify as an Incentive Stock Option.

(t) “Other Stock-Based Awards” means any other awards not specifically described in the Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to Section 11.

(u) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(v) “Participant” means the holder of an outstanding Award granted under the Plan.

(w) “Period of Restriction” means the period during which the transfer of Restricted Stock is subject to restrictions and a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of certain performance criteria, or the occurrence of other events as determined by the Administrator.

(x) “Plan” means this ScanTech AI Systems Inc. 2023 Equity Incentive Plan, as amended and restated.

(y) “Restricted Stock” means Shares, subject to a Period of Restriction or a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time, granted under Section 9 or issued pursuant to the early exercise of a Stock Option.

(z) “Restricted Stock Unit” or “RSU” means an unfunded and unsecured promise to deliver Shares, cash, other securities, or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 10.

(aa) “Service” means service as a Service Provider. In the event of any dispute over whether and when Service has terminated, the Administrator shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.

(bb) “Service Provider” means an Employee, Director, or Consultant, including any prospective Employee, Director, or Consultant who has accepted an offer of employment or service and will be an Employee, Director, or Consultant after the commencement of their service.

(cc) “Stock Appreciation Right” or “SAR” means an Award pursuant to Section 8 that is designated as a SAR.

(dd) “Shares” means the Company’s shares of common stock, par value of $0.0001 per share.

(ee) “Stock Option” means an option granted pursuant to the Plan to purchase Shares, whether designated as an Incentive Stock Option or a Nonqualified Stock Option.

(ff) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

(gg) “Substitute Award” has the meaning set forth in Section 3(d).

3. Awards.

(a) Award Types.   The Plan permits the grant of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards.

(b) Award Agreements.   Awards shall be evidenced by Award Agreements (which need not be identical) in such forms as the Administrator may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such Award Agreements, the provisions of the Plan shall prevail.

(c) Date of Grant.   The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such later date as is determined by the Administrator, consistent with Applicable Laws. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

(d) Substitute Awards.   In connection with an entity’s merger or consolidation with the Company,

any Subsidiary, or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Plan Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided below in Section 4(b), (c), or (d) below), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under Section 4(e). Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan (so long as not adopted in contemplation of such acquisition or combination), the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan, and shall not reduce the Plan Share Limit (and Shares available for Awards under the Plan as provided below in Section 4(b), (c), or (d) below); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Service Providers prior to such acquisition or combination.

4. Shares Available for Awards.

(a) Basic Limitation.   Subject to the provisions of Section 14, the maximum aggregate number of Shares that may be issued under the Plan is 10,800,000 (the “Plan Share Limit”). The Shares subject to the Plan may be authorized, but unissued, or reacquired shares.

(b) Awards Not Settled in Shares Delivered to Participant.   Upon payment in Shares pursuant to the exercise or settlement of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, or if the Shares are tendered or withheld to satisfy any tax withholding obligations, the number of the Shares so tendered or withheld shall again be available for issuance pursuant to future Awards under the Plan, although such Shares shall not again become available for issuance as Incentive Stock Options.

(c) Cash-Settled Awards.   Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.

(d) Lapsed Awards.   If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if the Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan.

(e) Code Section 422 Limitations.   No more than 10,800,000 Shares (subject to adjustment pursuant to Section 14) may be issued under the Plan upon the exercise of Incentive Stock Options.

(f) Non-Employee Director Award Limit.   Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding Non-Employee Director compensation, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all equity-based Awards and the maximum amount that may become payable pursuant to all cash-based Awards that may be granted to a Service Provider as compensation for services as a Non-Employee Director during any calendar year shall not exceed $750,000 for such Service Provider’s first year of service as a Non-Employee Director and $500,000 for each year thereafter. For clarity, a Non-Employee Director may receive additional equity-based and cash-based Awards for other additional services provided to the Company that are unrelated to service as a Non-Employee Director.

(g) Share Reserve.   The Company, during the term of the Plan, shall at all times keep available such number of Shares authorized for issuance as will be sufficient to satisfy the requirements of the Plan.

(h) In addition to subpart (a) above, the number of shares of Common Stock in the Share Reserve and available for issuance under the Plan shall automatically increase on January 1st of each year for a period of nine years commencing on January 1, 2026 and ending on (and including) January 1, 2035, in an amount equal to three percent (3%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year, to provide that there shall be no increase in the Share Reserve for such calendar year or that the increase in the Share Reserve for such calendar year shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For clarity, the Share Reserve in this Section 4.1 is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 4.1 does not limit the granting of Stock Awards outside of the Plan.

5. Administration.   The Plan will be administered by the Administrator.

(a) Powers of the Administrator.   Subject to the provisions of the Plan, the Administrator will have the authority, in its discretion to:

(i)	determine Fair Market Value;

(ii)	select the Service Providers to whom Awards may be granted;

(iii)	determine the type or types of Awards to be granted to Participants under the Plan and number of the Shares to be covered by each Award;

(iv)	approve forms of Award Agreements for use under the Plan;

(v)	determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting criteria or Periods of Restriction, any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

(vi)	construe and interpret the terms of the Plan, any Award Agreement, and Awards granted pursuant to the Plan;

(vii)	prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable tax laws;

(viii)	modify or amend each Award (subject to Section 18(c)), including (A) the discretionary authority to extend the post-termination exercisability period of Awards and (B) accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions;

(ix)	allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of the Shares or cash having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x)	authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)	allow a Participant to defer the receipt of the payment of cash or the delivery of the Shares that would otherwise be due to such Participant under an Award, subject to compliance (or exemption) from Code Section 409A;

(xii)	determine whether Awards will be settled in cash, Shares, other securities, other property, or in any combination thereof;

(xiii)	determine whether Awards will be adjusted for dividend equivalents;

(xiv)	create Other Stock-Based Awards for issuance under the Plan;

(xv)	impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any securities issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

(xvi)	make all other determinations and take any other action deemed necessary or advisable for administering the Plan and due compliance with Applicable Laws, stock market or exchange rules or regulations or accounting or tax rules or regulations.

(b) Repricing.   The Administrator may, without shareholder approval, (i) amend an outstanding Stock Option or SAR Award to reduce the exercise price of the Award, (ii) cancel, exchange, or surrender an outstanding Stock Option or SAR in exchange for cash or other awards for the purpose of repricing the Award, or (iii) cancel, exchange, or surrender an outstanding Stock Option or SAR in exchange for an option or SAR with an exercise price that is less than the exercise price of the original Award.

(c) Section 16.   To the extent desirable to qualify transactions hereunder as exempt under Exchange Act Rule 16b-3, the transactions contemplated hereunder will be approved by the entire Board or a committee of two or more Non-Employee Directors.

(d) Delegation of Authority.   Except to the extent prohibited by Applicable Laws, the Administrator may delegate to one or more officers of the Company some or all of its authority under the Plan, including the authority to grant all types of Awards, in accordance with Applicable Law (except that such delegation shall not apply to any Award for a Participant then covered by Section 16 of the Exchange Act), and the Administrator may delegate to one or more committees of the Board (which may consist solely of one Director) some or all of its authority under this Plan, including the authority to grant all types of Awards, in accordance with Applicable Law. Such delegation may be revoked at any time. The acts of such delegates shall be treated as acts of the Administrator, and such delegates shall report regularly to the Administrator regarding the delegated duties and responsibilities and any Awards granted.

(e) Effect of Administrator’s Decision.   The Administrator’s decisions, determinations, and interpretations will be final and binding on all persons, including Participants and any other holders of Awards.

6. Eligibility.   The Administrator has the discretion to select any Service Provider to receive an Award, although Incentive Stock Options may be granted only to Employees. Designation of a Participant in any year shall not require the Administrator to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Administrator shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

7. Stock Options.   The Administrator, at any time and from time to time, may grant Stock Options under the Plan to Service Providers. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Administrator may impose from time to time, subject to the following limitations:

(a) Exercise Price.   The per share exercise price for Shares to be issued pursuant to exercise of a Stock Option will be determined by the Administrator, but shall be no less than 100% of the Fair Market Value per Share on the date of grant, subject to Section 7(e). Notwithstanding the foregoing, in the case of a Stock Option that is a Substitute Award, the exercise price for Shares subject to such Stock Option may be less than the Fair Market Value per Share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Code Sections 424 and 409A.

(b) Exercise Period.   Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that no Stock Option shall be exercisable later than ten (10) years after the date it is granted. Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Administrator shall in its discretion set forth in such Award Agreement at the date of grant; provided, however, the Administrator may, in its sole discretion, later waive any such condition.

(c) Payment of Exercise Price.   To the extent permitted by Applicable Laws, the Participant may pay the Stock Option exercise price by:

(i)	cash;

(ii)	check;

(iii)	surrender of other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences to the Company (as determined by the Administrator);

(iv)	if approved by the Administrator, as determined in its sole discretion, by a broker-assisted cashless exercise in accordance with procedures approved by the Administrator, whereby payment of the exercise price may be satisfied, in whole or in part, with Shares subject to the Stock Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Administrator) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price;

(v)	if approved by the Administrator for a Nonqualified Stock Option, as determined in its sole discretion, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of Shares underlying the Stock Option so exercised reduced by the number of Shares equal to the aggregate exercise price of the Stock Option divided by the Fair Market Value on the date of exercise;

(vi)	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(vii)	any combination of the foregoing methods of payment.

(d) Exercise of Stock Option.

(i)	Procedure for Exercise. Any Stock Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. A Stock Option may not be exercised for a fraction of a Share. Exercising a Stock Option in any manner will decrease the number of Shares thereafter available for purchase under the Stock Option, by the number of Shares as to which the Stock Option is exercised.

(ii)	Exercise Requirements. A Stock Option will be deemed exercised when the Company receives: (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Stock Option, and (B) full payment of the exercise price (including provision for any applicable tax withholding).

(iii)	Non-Exempt Employees. If a Stock Option is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Stock Option will not be first exercisable for any Shares until at least six (6) months following the date of grant of the Stock Option (although the Stock Option may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (A) if such non-exempt Employee dies or suffers a Disability, (B) upon a Change in Control in which such Stock Option is not assumed, continued, or substituted, or (C) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another agreement between the Participant and the Company, or, if no such definition, in accordance with the then current employment policies and guidelines of the Company or employing Subsidiary), the vested portion of any Stock Option may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of a Stock Option will be exempt from the Participant’s regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting, or issuance of any Shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 7(d)(iii) will apply to all Awards and are hereby incorporated by reference into such Award Agreements.

(iv)	Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, the Participant may exercise the Stock Option within such period of time as is specified in the Award Agreement to the extent that the Stock Option is vested on the date of termination (but in no event later than the expiration of the term of such Stock Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Stock Option will remain exercisable for three (3) months (or twelve (12) months in the case of termination on account of Disability or death) following the Participant’s termination. If a Participant commits an act of Cause, all vested and unvested Stock Options shall be forfeited as of such date. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to a Stock Option, the Shares covered by the unvested portion of the Stock Option will be forfeited and will revert to the Plan and again will become available for grant under the Plan. If after termination, the Participant does not exercise a Stock Option as to all of the vested Shares within the time specified by the Administrator, the Stock Option will terminate, and remaining Shares covered by such Stock Option will be forfeited and will revert to the Plan and again will become available for grant under the Plan.

(v)	Extension of Exercisability. A Participant may not exercise a Stock Option at any time that the issuance of Shares upon such exercise would violate Applicable Laws. Except as otherwise provided in the Award Agreement, if a Participant ceases to be a Service Provider for any reason other than for Cause and, at any time during the last thirty (30) days of the applicable post-termination exercise period: (A) the exercise of the Participant’s Stock Option would be prohibited solely because the issuance of Shares upon such exercise would violate Applicable Laws, or (B) the immediate sale of any Shares issued upon such exercise would violate the Company’s trading policy, then the applicable post-termination exercise period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term.

(vi)	Beneficiary. If a Participant dies while a Service Provider, the Stock Option may be exercised following the Participant’s death by the Participant’s designated beneficiary, provided such beneficiary has been designated and received by the Administrator prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been properly designated by the Participant, then such Stock Option may be exercised by the personal representative of the Participant’s estate or by the persons to whom the Stock Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.

(vii)	Shareholder Rights. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent or depositary of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares, notwithstanding the exercise of the Stock Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 or the applicable Award Agreement.

(e) Incentive Stock Option Limitations.

(i)	Each Stock Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company, its Parent, or any Subsidiary) exceeds $100,000, such Stock Options will be treated as Nonqualified Stock Options. For purposes of this Section 7(e)(i), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Stock Option is granted.

(ii)	In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns shares representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Parent, or any Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(iii)	No Stock Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Code Section 422(b)(1), provided that any Stock Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Stock Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained.

(iv)	In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Code Section 422. If for any reason a Stock Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Stock Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under this Plan.

8. Stock Appreciation Rights.   The Administrator, at any time and from time to time, may grant SARs to Service Providers. Each SAR shall be subject to such terms and conditions, consistent with the Plan, as the Administrator may impose from time to time, subject to the following limitations:

(a)	SAR Award Agreement. Each SAR Award will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(b)	Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any SAR Award.

(c)	Exercise Price and Other Terms. The per share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a SAR will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing, in the case of a SAR that is a Substitute Award, the exercise price for Shares subject to such SAR may be less than the Fair Market Value per Share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Code Sections 424 and 409A. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan.

(d)	Expiration of Stock Appreciation Rights. A SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 7(d) relating to the maximum term and exercise also will apply to SARs.

(e)	Payment of Stock Appreciation Right Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)	The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)	The number of Shares with respect to which the SAR is exercised.

(f) Payment Form.   At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares, other securities, or other property of equivalent value, or in some combination thereof.

(g) Tandem Awards.   Any Stock Option granted under this Plan may include tandem SARs (i.e., SARs granted in conjunction with an Award of Stock Options under this Plan). The Administrator also may award SARs to a Service Provider independent of any Stock Option.

9. Restricted Stock.   The Administrator, at any time and from time to time, may grant Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine, subject to the following limitations:

(a) Restricted Stock Agreement.   Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction and the applicable restrictions, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Restricted Stock may be awarded in consideration for (i) cash, check, bank draft or money order payable to the Company, (ii) past services to the Company, its Parent, or any Subsidiary, or (iii) any other form of legal consideration (including future services) that may be acceptable to the Administrator, in its sole discretion, and permissible under Applicable Laws.

(b) Removal of Restrictions.   Upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent, unless the Administrator determines that Restricted Stock will be held by the Company as escrow agent until the restrictions on such Restricted Stock have lapsed. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(c) Voting Rights.   During the Period of Restriction, a Participant holding Restricted Stock may exercise the voting rights applicable to those restricted Shares, unless the Administrator determines otherwise.

(d) Dividends and Other Distributions.   During the Period of Restriction, a Participant holding Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Restricted Stock unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, such Shares will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid.

(e) Transferability.   Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(f) Return of Restricted Stock to Company.   On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will be forfeited and will revert to the Company and again will become available for grant under the Plan.

10. Restricted Stock Units (RSUs).   The Administrator, at any time and from time to time, may grant RSUs under the Plan to Service Providers. Each RSU shall be subject to such terms and conditions, consistent with the Plan, as the Administrator may impose from time to time, subject to the following limitations:

(a) RSU Award Agreement.   Each Award of RSUs will be evidenced by an Award Agreement that will specify the terms, conditions, and restrictions related to the grant, including the number of RSUs and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(b) Vesting Criteria and Other Terms.   The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of RSUs that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or Service), or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units.   Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of RSUs, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment.   Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned RSUs in cash, Shares, other securities, other property, or a combination of both.

(e) Voting and Dividend Equivalent Rights.   The holders of RSUs shall have no voting rights as the Company’s shareholders. Prior to settlement or forfeiture, RSUs awarded under the Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one Share while the RSU is outstanding. Dividend equivalents may be converted into additional RSUs. Settlement of dividend equivalents may be made in the form of cash, Shares, other securities, other property, or in a combination of the foregoing. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the RSUs to which they attach.

(f) Cancellation.   On the date set forth in the Award Agreement, all unearned RSUs will be forfeited to the Company.

11. Other Stock-Based Awards.   Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock-Based Awards shall be made, the amount of such Other Stock-Based Awards, and all other conditions of the Other Stock-Based Awards including any dividend and/or voting rights.

12. Vesting.

(a) Vesting Conditions.   Each Award may or may not be subject to vesting, a Period of Restriction, and/or other conditions as the Administrator may determine. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Award Agreement. Vesting conditions may include Service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination thereof. An Award Agreement may provide for accelerated vesting upon certain specified events.

(b) Performance Criteria.   The Administrator may establish performance-based conditions for an Award which may be based on the attainment of specific levels of performance of the Company (and/or one or more Subsidiaries, divisions, business segments or operational units, or any combination of the foregoing) and may include, without limitation, any of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) revenue or revenue growth (measured on a net or gross basis); (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital); (viii) financing and other capital raising transactions (including, but not limited to, sales of the Company’s equity or debt securities); (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total shareholder return); (xiii) expense targets; (xiv) margins; (xv) productivity and operating efficiencies; (xvi) customer satisfaction; (xvii) customer growth; (xviii) working capital targets; (xix) measures of economic value added; (xx) inventory control; (xxi) enterprise value; (xxii) sales; (xxiii) debt levels and net debt; (xxiv) combined ratio; (xxv) timely launch of new facilities; (xxvi) client retention; (xxvii) employee retention; (xxviii) timely completion of new product rollouts; (xxix) cost targets; (xxx) reductions and savings; (xxxi) productivity and efficiencies; (xxxii) strategic partnerships or transactions; and (xxxiii) personal targets, goals or completion of projects. Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Subsidiaries as a whole or any business unit(s) of the Company and/or one or more Subsidiaries or any combination thereof, as the Administrator may deem appropriate, or any of the above performance criteria may be compared to the performance of a selected group of comparison or peer companies, or a published or special index that the Administrator, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of performance criteria specified in this paragraph. Any performance criteria that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

(c) Default Vesting.   Unless otherwise set forth in an individual Award Agreement, each Award shall vest over a three (3) year period, with one-third (1/3) of the Award vesting on the first annual anniversary of the date of grant and the remaining portion vesting quarterly thereafter.

(d) Leaves of Absence.   Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any Employee’s unpaid leave of absence and will resume on the date the Employee returns to work on a regular schedule as determined by the Administrator; provided, however, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or the employing Subsidiary, although any leave of absence not provided for in the applicable employee manual of the Company or employing Subsidiary needs to be approved by the Administrator, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or employing Subsidiary is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for federal tax purposes as a Nonqualified Stock Option.

(e) In the event a Service Provider’s regular level of time commitment in the performance of services for the Company, its Parent, or any Subsidiary is reduced (for example, and without limitation, if the Service Provider is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Award to the Service Provider, the Administrator has the right in its sole discretion to (i) make a corresponding reduction in the number of Shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Service Provider will have no right with respect to any portion of the Award that is so reduced or extended.

13. Non-Transferability of Awards.   Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, except to the Participant’s estate or legal representative, and may be exercised, during the lifetime of the Participant, only by the Participant, although the Administrator, in its discretion, may permit Award transfers for purposes of estate planning or charitable giving. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14. Adjustments; Dissolution or Liquidation; Change in Control.

(a) Adjustments.   In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding awards, and the numerical limits in Section 4. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(b) Dissolution or Liquidation.   In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise an Award, to the extent applicable, until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously vested and, if applicable, exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control.

(i) In the event of a Change in Control, each outstanding Award shall be assumed or an equivalent award substituted by the acquiring or successor corporation or a parent of the acquiring or successor corporation.

(ii) In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to exercise the Award as to all of the Shares, including those as to which it would not otherwise be vested or exercisable, all applicable restrictions will lapse, and all performance objectives and other vesting criteria will be deemed achieved at targeted levels. If a Stock Option is not assumed or substituted in the event of a Change in Control, the Administrator shall notify the Participant in writing or electronically that the Stock Option shall be exercisable, to the extent vested, for a period of up to fifteen (15) days from the date of such notice, and the Stock Option shall terminate upon the expiration of such period.

(iii) For the purposes of this Section 14(c), the Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether shares, cash, or other securities or property) received in the Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common shares of the acquiring or successor corporation or its parent, the Administrator may, with the consent of the acquiring or successor corporation, provide for the consideration to be received, for each Share subject to the Award, to be solely common shares of the acquiring or successor corporation or its parent equal in fair market value to the per share consideration received by holders of Shares in the Change in Control. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Shares in connection with the Change in Control is delayed as a result of escrows, earn outs, holdbacks, or any other contingencies. Notwithstanding anything herein to the contrary, an Award that vests, is earned, or is paid out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or the acquiring or successor corporation modifies any of such performance goals without the Participant’s consent; provided, however, that a modification to such performance goals only to reflect the acquiring or successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

15. Taxes.

(a) General.   It is a condition to each Award under the Plan that a Participant or such Participant’s successor shall make such arrangements that may be necessary, in the opinion of the Administrator or the Company, for the satisfaction of any federal, state, local, or foreign withholding tax obligations that arise in connection with any Award granted under the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan unless such obligations are satisfied.

(b) Share Withholding.   To the extent that Applicable Laws subject a Participant to tax withholding obligations, the Administrator may permit such Participant to satisfy all or part of such obligations by having the Company, its Parent, or a Subsidiary withhold all or a portion of any Share that otherwise would be issued to such Participant or by surrendering all or a portion of any Share that the Participant previously acquired. Such Share shall be valued on the date withheld or surrendered. Any payment of taxes by assigning Shares to the Company, its Parent, or a Subsidiary may be subject to restrictions, including any restrictions required by the Securities and Exchange Commission, accounting, or other rules.

(c) Discretionary Nature of Plan.   The benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments. Unless otherwise required by Applicable Laws, the benefits and rights provided under the Plan are not to be considered part of a Participant’s salary or compensation or for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits, or rights of any kind.

(d) Code Section 409A.   Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Award will be granted, paid, settled, or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement, or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

(e) Deferral of Award Settlement.   The Administrator, in its discretion, may permit selected Participants to elect to defer distributions of Restricted Stock or RSUs in accordance with procedures established by the Administrator to assure that such deferrals comply with applicable requirements of the Code. Any deferred distribution, whether elected by the Participant or specified by the Award Agreement or the Administrator, shall comply with Code Section 409A, to the extent applicable.

(f) Limitation on Liability.   Neither the Company, nor its Parent, nor any Subsidiary, nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.

16. No Rights as a Service Provider.   Neither the Plan, nor an Award Agreement, nor any Award shall confer upon a Participant any right with respect to continuing a relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company, its Parent, or any Subsidiary to terminate such relationship at any time, with or without cause.

17. Recoupment Policy.   All Awards granted under the Plan, all amounts paid under the Plan and all Shares issued under the Plan shall be subject to recoupment, clawback, or recovery by the Company in accordance with Applicable Laws and with Company policy (whenever adopted) regarding said Applicable Laws, whether or not such policy is intended to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes-Oxley Act, or other Applicable Laws, as well as any implementing regulations and/or listing standards.

18. Amendment and Termination.

(a) Amendment and Termination.   The Board may at any time amend, alter, suspend, or terminate the Plan. The Administrator may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel, or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively.

(b) Shareholder Approval.   The Company may obtain shareholder approval of any Plan amendment to the extent necessary or, as determined by the Administrator in its sole discretion, desirable to comply with Applicable Laws, including any amendment that (i) increases the number of Shares available for issuance under the Plan or (ii) changes the persons or class of persons eligible to receive Awards.

(c) Effect of Amendment or Termination.   No amendment, alteration, suspension, or termination of the Plan or any Award or Award Agreement will materially impair the rights of any Participant with respect to outstanding Awards, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19. Conditions Upon Issuance of Shares.

(a) Legal Compliance.   Shares will not be issued pursuant to an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations.   As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required or desirable.

20. Severability.   Notwithstanding any contrary provision of the Plan or an Award Agreement, if any one or more of the provisions (or any part thereof) of this Plan or an Award Agreement shall be held invalid, illegal, or unenforceable in any respect, such provision shall be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of the Plan or Award Agreement, as applicable, shall not in any way be affected or impaired thereby.

21. Inability to Obtain Authority.   The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22. Shareholder Approval.   The Plan will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws. All Awards hereunder are contingent on approval of the Plan by shareholders. Notwithstanding any other provision of this Plan, if the Plan is not approved by the shareholders within twelve (12) months after the date the Plan is adopted, the Plan and any Awards hereunder shall be automatically terminated.

23. Choice of Law.   The Plan will be governed by and construed in accordance with the internal laws of the State of Delaware, without reference to any choice of law principles.

24. Effective Date.

(a) The Plan shall be effective as of January 8, 2025, the date on which the Plan was adopted by the Board and the Company’s shareholders (the “Effective Date”).

(b) Unless terminated earlier under Section 18, this Plan shall terminate on January 8, 2035, ten years after the Effective Date.

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED OCTOBER 14, 2025

20254. To approve an amendment of our Equity Incentive Plan to increase the number of shares of common stock available for issuance under the 2025 Plan. 5. To approve a second and separate amendment to the 2025 Plan for the adoption of an evergreen provision to the 2025 Plan providing for an automatic annual increase in the shares of common stock available for issuance under the 2025 Plan. 6. To approve the issuance of shares of common stock, for purposes of Nasdaq Listing Rule 5635, pursuant to that certain Purchase Agreement dated as of October 8, 2025, establishing an equity line of credit.1. Election of Director (1) Roosevelt Council(Instruction:To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above) 2. Ratify the selection by our Audit Committee of Berkowitz Pollack Brant Advisors + CPAs as our independent registered public accounting firm for the year ending December 31, 2025. 3. To approve one or more amendments of the Company's Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the Company's common stock, at a ratio ranging from any whole number between and including 1-for-2 and 1-for-100 and in the aggregate not more than 1-for-250, inclusive, as determined by the Company's board of directors in its discretion, subject to the authority of the board of directors to abandon such amendments.SCANTECH AI SYSTEMS INC. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED Signature Signature, if held jointly Date___________2025. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.Please mark your voteslike this X201280 ScanTech AI Systems Inc Proxy Card Rev3 FrontCONTROL NUMBERPROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4, 5 AND 6.PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/scantechais/2025 MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope provided.Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on November 20, 2025..YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailVote by Internet - Q U I C K E A S YFOR AGAINST ABSTAINFOR AGAINST ABSTAINFOR AGAINST ABSTAINFOR AGAINST ABSTAINFOR AGAINST ABSTAINFOR Nominee listed to the leftWITHHOLD AUTHORITY to vote (except as marked to the contrary for the nominee listed to the left

2025 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSSCANTECH AI SYSTEMS INC.201280 ScanTech AI Systems Inc Proxy Card Rev3 BackThe undersigned appoints Dolan Falconer and James C. White, Jr., and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of ScanTech AI Systems Inc. held of record by the undersigned at the close of business on October 14, 2025 at the Annual Meeting of Stockholders of ScanTech AI Systems Inc. to be held on November 21, 2025, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE NOMINEE TO THE BOARD OF DIRECTORS,AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, PROPOSAL 5, AND PROPOSAL 6, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.(Continued and to be marked, dated and signed on the other side)Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders To view the 2025 Proxy Statement, 2024 Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/scantechais/2025